Exhibit 10.1

EXECUTION VERSION

AGENCY AGREEMENT
June 20, 2018
CLS Holdings USA, Inc.
11767 South Dixie Highway, Suite 115
Miami, Florida 33156
USA

Attention:          Jeff Binder, Chairman and CEO
Dear Sirs/Mesdames:
The undersigned, Canaccord Genuity Corp., as sole bookrunner (the “Agent”), understands that CLS Holdings USA, Inc.  (the “Corporation”) proposes to issue and sell up to 33,333,333 special warrants of the Corporation (the “Special Warrants”) at a price of $0.45 per Special Warrant (the “Issue Price”) on a private placement basis for aggregate gross proceeds of up to $15,000,000.00 (the “Offering”).
The Special Warrants will be duly and validly created and issued pursuant to, and governed by, a special warrant indenture (the “Special Warrant Indenture”) to be entered into effective on the Closing Date (as hereinafter defined) between the Corporation and Odyssey Trust Company (or such other agent determined  by the Corporation and the Agent), as special warrant agent in respect of the Special Warrants (the “Special Warrant Agent”).  Each Special Warrant shall be automatically exercisable (without payment of any further consideration and subject to customary anti-dilution adjustments) into units of the Corporation (the “Units”), on the date (the “Automatic Exercise Date”) that is the earlier of: (i) the date that is five Business Days (as defined herein) following the date on which the Corporation obtains a receipt from the applicable securities regulatory authorities in the Province of Ontario and each of the jurisdictions in Canada in which the Special Warrants are sold (collectively, the “Securities Commissions”) for a (final) prospectus qualifying the distribution of the Units issuable upon exercise of the Special Warrants (the “Qualification Prospectus”) intended to be no later than August 31, 2018, and (ii) the date that is four months and one day after the completion of the Proposed Acquisition (the “Time of Expiry”). Any Special Warrants which have not been exercised prior to the Time of Expiry will be exercised on behalf of the holders thereof immediately prior to the Time of Expiry.
The Corporation will use its best efforts to obtain a receipt from the Securities Commissions for the Qualification Prospectus before 60 days following the Closing Date (the “Qualification Date”); provided, however, that there is no assurance that a Qualification Prospectus will be filed or that a receipt therefor will be issued by the Securities Commissions prior to the date that is four months and one day following the Proposed Acquisition. The Corporation will use commercially reasonable efforts to cause the Registration Statement (as defined herein) to be filed and declared effective by the United States Securities and Exchange Commission (the “SEC”) within time periods set forth in Sections 5(a), (b) and (c) below. In the event the Corporation has not received a receipt from the Securities Commissions for the Qualifying Prospectus before the Qualification Date, each unexercised Special Warrant will, at the Time of Expiry, be exercised such that the holder will receive, for no additional consideration, 1.1 Units (instead of one Unit) (the additional

0.1 Units are collectively referred to herein as the “Penalty Units”); provided, however, that any fractional entitlement to Penalty Units will be rounded down to the nearest whole Penalty Unit. Unless the context otherwise requires, any reference herein to “Units” shall include any Penalty Units issued by the Corporation in accordance with the terms of the Special Warrant Indenture.
In addition, the Corporation will grant the Agent an option (the “Over-Allotment Option”) for the purpose of satisfying over-allocations, if any, and for market stabilization purposes by the Agent. The Over-Allotment Option shall entitle the Agent to offer for purchase and sale, in the Agent’s sole discretion, an additional 5,000,000 Special Warrants at the Issue Price. The Over-Allotment Option will be exercisable in whole or in part, at the sole discretion of the Agent, at any time prior to the Closing Date (as herein defined) of the Offering.
The description of the Special Warrants herein is a summary only and is subject to the specific attributes and detailed provisions of the Special Warrants to be set forth in the Special Warrant Indenture.  In the case of any inconsistency between the description of the Special Warrants in this Agreement and their terms and conditions as set forth in the Special Warrant Indenture, the provisions of the Special Warrant Indenture will govern.
Each Unit to be issued upon exercise of the Special Warrants shall consist of one common share of the Corporation (a “Common Share”) and one common share purchase warrant (each a “Warrant”).  Each Warrant shall entitle the holder to acquire one Common Share (each, a “Warrant Share”) for a period of 36 months following the date that the Common Shares of the Corporation are listed on a recognized Canadian stock exchange at an exercise price of $0.65 per Warrant Share, subject to adjustment in certain events as set out in the Warrant Indenture (as herein defined).  The Warrants issuable upon exercise of the Special Warrants will be created and issued pursuant to the terms of a warrant indenture (the “Warrant Indenture”) to be entered into on the Closing Date between the Corporation and Odyssey Trust Company (the “Warrant Agent”) in its capacity as warrant agent for the Warrants.  The description of the Warrants herein is a summary only and is subject to the specific attributes and detailed provisions of the Warrants to be set forth in the Warrant Indenture.  In the case of any inconsistency between the description of the Warrants in this Agreement and their terms and conditions as set forth in the Warrant Indenture, the provisions of the Warrant Indenture will govern.
Upon and subject to the terms and conditions set forth herein, the Agent hereby agrees to act, and upon acceptance hereof, the Corporation hereby appoints the Agent, as the Corporation’s exclusive Agent, to offer for sale by way of private placement on a “commercially reasonable efforts” agency basis, without underwriter liability, the Special Warrants to be issued and sold pursuant to the Offering and the Agent agrees to arrange for purchasers of the Special Warrants in the Designated Jurisdictions (as hereinafter defined) and in those jurisdictions outside Canada where the Special Warrants may lawfully be sold pursuant to the terms and conditions hereof.
The parties acknowledge that the Special Warrants, the Compensation Warrants (as herein defined), the Common Shares and Warrants issuable upon exercise of the Special Warrants and the Compensation Warrants, as applicable, and the Warrant Shares issuable upon exercise of the Warrants and the Compensation Warrants have not been registered under the U.S. Securities Act (as hereinafter defined) or the securities laws of any state of the United States and may not be offered or sold, except pursuant to exclusions or exemptions from the registration requirements of the U.S. Securities Act and the applicable laws of any state of the United States in the manner specified in this Agreement and pursuant to the representations, warranties, acknowledgments, agreements and covenants of the Corporation and the   Agent and the U.S.  Affiliates (as hereinafter defined) contained herein and in Schedule “A” hereto.  All actions to be undertaken by the Agent in the United States or to, or for the account or benefit of, U.S. Persons in connection with the matters contemplated herein shall be undertaken through a U.S. Affiliate (as hereinafter defined).
Upon closing of the Offering, the gross proceeds of the Offering less 50% of the Agent’s Commission and all of the Agent’s Expenses and Corporate Finance Fee payable by the Corporation pursuant to the terms of the Agency Agreement (the “Escrowed Proceeds”) and a portion of the fees (including disbursements and applicable taxes) incurred to date by Cassels Brock & Blackwell LLP will be delivered to and held by an escrow agent (the “Escrow Agent”) mutually acceptable to the Corporation and the Agent and invested in an interest bearing account (the Escrowed Proceeds, together with all interest and other income earned thereon, are referred to herein as the “Escrowed Funds”).
Upon the satisfaction of the following conditions (collectively, the “Escrow Release Conditions”) the Escrow Agent shall release from the Escrowed Funds: (i) to the Agent, the remaining 50% of the Agent’s Commission, and (ii) all remaining Escrowed Funds shall be released to the Corporation:
(i)	all conditions of the Proposed Acquisition except the payment of the purchase price shall have been satisfied or waived;
(ii)	receipt of audited financial statements, in a form acceptable to the Agent, for Alternative Solutions for the fiscal years ended December 31, 2017 and 2016;
(iii)	the receipt of all regulatory, shareholder and third-party approvals, if any, required in connection with the Proposed Acquisition; and
(iv)	the Corporation shall not be in breach or default of any of its covenants or obligations under the Special Warrant Indenture of the Agency Agreement.
If the Escrow Release Conditions are not satisfied on or before June 30, 2018 (the “Escrow Deadline”) or, if prior to such time, the definitive agreements in respect of the Proposed Acquisition are terminated or the Corporation has advised the Escrow Agent and the Agent, or announced to the public, that the Proposed Acquisition will not be completed (in any case, a “Termination Event”, and the date upon which such event occurs, the “Termination Date”), starting on the second Business Day following the Termination Date, the Escrowed Funds plus accrued interest shall be used by the Corporation to repurchase the Special Warrants at a redemption price per Special Warrant equal to the Issue Price plus a pro rata amount of any interest accrued in respect of the Escrowed Funds to the date of redemption.  To the extent that the Escrowed Funds (plus accrued interest) are not sufficient to purchase all of the Special Warrants on the foregoing terms, the Corporation hereby agrees to contribute such amounts as are necessary to satisfy any shortfall.

The Agent shall be entitled (but not obligated) in connection with the Offering to retain as sub-  Agent other registered securities dealers and may receive subscriptions for Special Warrants from subscribers from other registered dealers, at no additional cost to the Corporation.  The fee payable to any such Selling Firm (as defined herein) shall be for the account of the Agent.
The Offering is conditional upon and subject to the additional terms and conditions set forth below.  The following are the terms and conditions of the agreement between the Corporation and the Agent:
Section 1. Definitions and Interpretation
(a)	In this Agreement:
“Accredited Investor” means an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the U.S.  Securities Act;
“affiliate”, “associate”, “distribution”, “material change”, “material fact”, and “misrepresentation” have the respective meanings given to them in the Ontario Act;
“Agent” means Canaccord Genuity Corp.;
“Agent’s Commission” shall have the meaning ascribed thereto in Section 3(a) of this Agreement;
“Agent’s Information” has the meaning given to that term in Section 6(g)(i) of this Agreement;
“Agreement” means this Agency Agreement and not any particular article or section or other portion except as may be specified and words such as “hereof”, “hereto”, “herein” and “hereby” refer to this Agreement as the context requires;
“Alternative Solutions” means Alternative Solutions, LLC;
“Alternative Solutions Financial Statements” means the audited consolidated financial statements of Alternative Solutions as at and for the years ended December 31, 2017 and 2016, including the notes to such statements and the related auditors’ report on such statements, where applicable, prepared in accordance with U.S. GAAP;
“Automatic Exercise Date” has the meaning given to that term on the face page of this Agreement;
“Business Day” means a day other than a Saturday, Sunday or any other day on which the principal chartered banks located in Toronto, Ontario are not open for business;

“Canadian Securities Laws” means, collectively, all applicable securities laws of each of the Qualifying Jurisdictions and the respective rules and regulations under such laws together with applicable published policy statements, blanket orders, instruments and notices of the Securities Commissions and all discretionary orders or rulings, if any, of the Securities Commissions made in connection with the transactions contemplated by this Agreement;
“Claims” has the meaning given to that term in Section 16(a) of this Agreement;
 “Closing” means, with respect to the Special Warrants, the completion of the issue and sale by the Corporation of the Special Warrants pursuant to this Agreement;
“Closing Date” means June 20, 2018 or such other date as the Corporation and the Agent may agree;
“Closing Time” means the time of Closing on the Closing Date;
“Common Shares” has the meaning given to that term on the face page of this Agreement;
“Compensation Warrants” has the meaning ascribed thereto in Section 3(c) of this Agreement;
“Compensation Warrant Certificate” means the definitive certificates representing the Compensation Warrants in a form acceptable to the  Agent and the Corporation;
“Corporation” has the meaning given to that term on the face page of this Agreement;
“CSE” means the Canadian Securities Exchange;
“Debt Instrument” means any mortgage, note, indenture, loan, bond, debenture, promissory note or other instrument evidencing indebtedness (demand or otherwise) for borrowed money or other liability to which the Corporation or any Subsidiary is a party or otherwise bound;
“Designated Jurisdictions” means, collectively, each of the provinces of Canada (which shall not include Québec) and such other jurisdictions as the Corporation and the Agent may agree;
“Disclosure Documents” means, collectively, all of the documentation which has been filed by or on behalf of the Corporation with the relevant Securities Commissions pursuant to the requirements of applicable Securities Laws, including all press releases, material change reports (excluding any confidential material change report) and financial statements of the Corporation since January 1, 2017;

“Documents Incorporated by Reference” means all financial statements, management information circulars, annual information forms, material change reports, business acquisition reports, Marketing Materials or other documents filed by the Corporation on SEDAR or EDGAR, whether before or after the date of this Agreement, that are required by applicable Securities Laws to be incorporated by reference into the Preliminary Qualification Prospectus, the Final Qualification Prospectus, the Registration Statement or any Supplementary Material, as applicable;
“Effective Date” has the meaning given to that term in Section 5(a);
“Engagement Letter” means the letter agreement dated May 15, 2018 between the Corporation and the Agent relating to the Offering, as amended;
“Environmental Laws” means any federal, provincial, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of Hazardous Materials or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials;
“Environmental Permits” means permits, authorizations and approvals required under any applicable Environmental Laws to carry on business as currently conducted;
“Escrow Agent” means Odyssey Trust Company;
“Final Qualification Prospectus” means the final prospectus of the Corporation, including all Documents Incorporated by Reference, to be approved, signed and certified in accordance with the Canadian Securities Laws, relating to the qualification for distribution of the Units under applicable Canadian Securities Laws;
“Final Receipt” means a receipt for the Final Qualification Prospectus issued in accordance with the Passport System;
“Finance Fee Special Warrants” shall have the meaning ascribed thereto in Section 3(b) of this Agreement;
“Financial Statements” means, collectively, (a) the unaudited condensed consolidated interim financial statements of the Corporation for the period ended February 28, 2018; and (b) the audited consolidated financial statements of the Corporation as at and for the year ended May 31, 2017, and any other financial statements of the Corporation included in the Documents Incorporated by

Reference, including the notes to such statements and the related auditors’ report on such statements, where applicable, prepared in accordance with U.S. GAAP;
“Governmental Authority” means any governmental authority and includes, without limitation, any national or federal government, province, state, municipality or other political subdivision of any of the foregoing, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation or other entity owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing;
“Hazardous Materials” means chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products;
“including” means including without limitation;
“Indemnified Party” has the meaning given to that term in Section 16(a) of this Agreement;
“Intellectual Property” has the meaning given to that term in Section 9(kk) of this Agreement;
“Issue Price” has the meaning given to that term on the face page of this Agreement;
“knowledge of the Corporation” (or similar phrases) means, with respect to the Corporation, the knowledge of Jeff Binder and/or Andrew Glashow after due and diligent inquiry;
“Laws” means the Securities Laws, the Environmental Laws and all other statutes, regulations, statutory rules, orders, by-laws, codes, ordinances, decrees, the terms and conditions of any grant of approval, permission, authority or licence, or any judgment, order, decision, ruling, award, policy or guideline, of any Governmental Authority, and the term “applicable” with respect to such Laws and in the context that refers to one or more persons, means that such Laws apply to such person or persons or its or their business, undertaking, property or securities  and emanate from a Governmental Authority, having jurisdiction over the person or persons or its or their business, undertaking, property or securities;
“Leased Premises” means the premises which are material to the Corporation or any subsidiary, and which the Corporation or any subsidiary occupies as a tenant;
“Losses” has the meaning given to that term in Section 16(a) of this Agreement;
“Marketing Materials” has the meaning given to that term in NI 41-101;
“Material Adverse Effect” means the effect resulting from any change (including a decision to implement such a change made by the board of directors or by senior management who believe that confirmation of the decision of the board of directors is probable), event, violation, inaccuracy or circumstance that is materially adverse to the business, assets (including intangible assets), liabilities, capitalization, ownership, prospects, financial condition, or results of operations of the Corporation and its Subsidiary, taken as a whole;
“Material Agreement” means any material contract, commitment, agreement (written or oral), instrument, lease or other document, licence agreements and agreements relating to Intellectual Property, to which the Corporation or any Subsidiary are a party or to which its property or assets are otherwise bound;
“NI 41-101” means National Instrument 41-101 – General Prospectus Requirements;
“NI 44-101” means National Instrument 44-101 – Short Form Prospectus Distributions;
“NI 45-106” means National Instrument 45-106 -  Prospectus Exemptions;
“NI 51-102” means National Instrument 51-102 – Continuous Disclosure Obligations;
“NI 52-110” means National Instrument 52-110 - Audit Committees;
“NP 11-202” means National Policy 11-202 – Process for Prospectus Reviews in Multiple Jurisdictions;
“Oasis Subsidiaries” means (i) Serenity Wellness Center, LLC dba Oasis Cannabis Dispensary/Retail Store; (ii) Serenity Wellness Products, LLC dba City Trees Fresh Cannabis Production, Wholesale; and (iii) Serenity Wellness Growers, LLC dba City Trees Fresh Cannabis Cultivation, Wholesale.
“Offering” has the meaning given to that term on the face page of this Agreement;
“Offering Documents” means, collectively, the Preliminary Qualification Prospectus, the Final Qualification Prospectus, the Registration Statement and any Supplementary Material;
“Ontario Act” means the Securities Act (Ontario);
“Over-Allotment Option” has the meaning ascribed thereto on the second page hereof;
“Passport System” means the procedures described under Multilateral Instrument 11-102 – Passport System and NP 11-202;
“person” includes any individual (whether acting as an executor, trustee administrator, legal representative or otherwise), corporation, firm, partnership,

sole proprietorship, syndicate, joint venture, trustee, trust, unincorporated organization or association, and pronouns have a similar extended meaning;
“Potential Material Event” means any of the following: (i) the possession by the Corporation of material information not ripe for disclosure in a registration statement, as determined in good faith by the Chief Executive Officer, President or the Board of Directors of the Corporation that disclosure of such information in a Registration Statement would be detrimental to the business and affairs of the Corporation; or (ii) any material engagement or activity by the Corporation which would, in the good faith determination of the Chief Executive Officer, President or the Board of Directors of the Corporation, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer, President or the Board of Directors of the Corporation that the applicable Registration Statement would be materially misleading absent the inclusion of such information; provided that, (i) the Corporation shall not use such right with respect to the Registration Statement for more than an aggregate of 90 days in any 12-month period; and (ii) the number of days the Corporation is required to keep the Registration Statement effective shall be extended by the number of days for which the Corporation shall have used such right;
“Preliminary Qualification Prospectus” means the preliminary prospectus of the Corporation, including  all  Documents  Incorporated  by Reference,  to  be  approved, signed and certified in accordance with the Canadian Securities Laws, relating to the qualification for distribution of the Units under applicable Canadian Securities Laws;
“Preliminary Receipt” means a receipt for the Preliminary Qualification Prospectus issued in accordance with the Passport System;
“Presentation” means the presentation titled “CLS Holdings USA, Inc. Investor Presentation” dated May 2018;
“President’s List Purchasers” means the subscribers identified to the Agent by the Corporation settling directly with the Corporation;
“Proposed Acquisition” means the transaction between the Corporation and Alternative Solutions whereby the Corporation will acquire the outstanding equity interests in Alternative Solutions (including the Oasis Subsidiaries) for total remaining consideration of approximately USD$16,200,000 in accordance with the terms of a definitive agreement that has been entered into between the Corporation and Alternative Solutions.
“Purchasers” means the persons who (as purchasers or beneficial purchasers) acquire Special Warrants by duly completing, executing  and delivering Subscription Agreements;

“Qualification Date” means the date the Final Receipt is issued by the Ontario Securities Commission, as principal regulator, on its own behalf and on behalf of each of the other Securities Commissions, for the Final Qualification Prospectus qualifying the distribution in the Qualifying Jurisdictions of the Units;
“Qualifying Jurisdictions” means each of the Designated Jurisdictions in Canada in which the Purchasers are resident;
“Registrable Securities” has the meaning given to that term in Section 5(a);
“Registration Statement” has the meaning given to that term in Section 5(a);
“Regulation D” means Regulation D adopted by the SEC under the U.S.  Securities Act;
“Related Registration Statements” has the meaning given to that term in Section 5(b);
“SEC” means the United States Securities and Exchange Commission;
“Securities Commissions” means collectively, the applicable securities commission or securities regulatory authority in each of the Qualifying Jurisdictions (including the CSE) and, if applicable, the SEC and any applicable securities regulatory authority of any state of the United States;
“Securities Laws” means, unless the context otherwise requires, the Canadian Securities Laws, the U.S.  Securities Laws and all applicable securities laws in each of the Designated Jurisdictions, the respective regulations made thereunder, together with applicable published fee schedules, prescribed forms, policy statements, multilateral and national instruments, orders, blanket rulings, notices and other regulatory instruments of the securities regulatory authorities in such jurisdictions;
“Selling Firms” has the meaning given to that term in Section 7(a);
“Special Warrant” has the meaning given to that term on the face page of this Agreement, and unless the context otherwise requires, any reference herein to “Special Warrant” shall include any Finance Fee Special Warrants;
“Special Warrant Agent” has the meaning given to that term on the face page of this Agreement;
“Special Warrant Indenture” has the meaning given to that term on the face page of this Agreement;
“Staff” has the meaning given to that term in Section 5(b);

“Subscription Agreements” means, collectively, the subscription agreements for the Special Warrants, in the forms agreed upon by the Agent and the Corporation pursuant to which Purchasers agree to subscribe for and purchase the Special Warrants pursuant to the Offering as herein contemplated and shall include, for certainty, all schedules thereto; and “Subscription Agreement” means any one of them, as the context requires;
“Subsidiary” means CLS Labs, Inc.;
“Supplementary Material” means, collectively, any amendment to the Preliminary Qualification Prospectus, the Final Qualification Prospectus or the Registration Statement, or any amended or supplemental prospectus or ancillary materials that may be filed by or on behalf of the Corporation under the Securities Laws relating to the qualification for distribution of the Units under applicable Securities Laws;
“Tax Act” means the Income Tax Act (Canada);
“Taxes” has the meaning given to that term in Section 9(dd) of this Agreement;
“Time of Expiry” has the meaning ascribed thereto on the first page hereof;
“Trading Day” has the meaning given to that term in Section 5(a);
“Transaction Documents” means, collectively, this Agreement, the Subscription Agreements, the Special Warrant Indenture, the Warrant Indenture, the Compensation Warrant Certificate, and the certificates, if any, representing the Special Warrants, the Common Shares, the Warrants and the Warrant Shares;
“Transfer Agent” means Vstock Transfer, LLC;
“U.S.  Affiliate” means an Agent’s duly registered broker-deal affiliate in the United States;
“U.S. GAAP” means United States generally accepted accounting principles set forth in the FASB Accounting Standards codification or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time;
“U.S.  Marijuana Laws” means certain United States federal laws relating to the cultivation, distribution or possession of marijuana in the United States and other related judgments, orders or decrees;
“U.S.  Exchange Act” means the United States Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder;
“U.S.  Person” means a “U.S.  person”, as such term is defined in Rule 902(k) of Regulation S under the U.S.  Securities Act;

“U.S.  Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;
“U.S.  Securities Laws” means the United States federal securities laws, including, without limitation, the U.S.  Securities Act and the U.S.  Exchange Act and the rules and regulations promulgated thereunder and as may be amended from time to time, and applicable state securities laws;
“United States” and “U.S.” means the United States of America, its territories and possessions, any state of the United States and the District of Columbia;
“Warrant Agent” means Odyssey Trust Company, as warrant agent under the Warrant Indenture;
“Warrant Certificates” means certificates representing the Warrants;
“Warrant Indenture” means the warrant indenture pursuant to which the Warrants will be created and issued (other than the Warrants underlying the Compensation Warrants which shall be governed by stand-alone certificates) dated as of the Closing Date and entered into between the Corporation and the Warrant Agent; and
“Warrant Shares” has the meaning given to that term on the face page of this Agreement.
(b)
The division of this Agreement into sections, subsections, paragraphs and other subdivisions and the insertion of headings are for convenience of reference only and  shall not affect the construction or the interpretation of this Agreement.  Unless something in the subject matter or context is inconsistent therewith, references herein to sections, subsections, paragraphs and other subdivisions are to sections, subsections, paragraphs and other subdivisions of this Agreement.

(c)
Unless otherwise expressly provided in this Agreement, (i) words importing only the singular number include the plural and vice versa and words importing gender include all genders; and (ii) all references to dollars or “$” are to Canadian dollars.

Section 2. Offering
(a)
The Offering.  The Corporation hereby appoints the Agent to act as exclusive Agent to offer and sell the Special Warrants on a private placement basis and the Agent hereby accepts such appointment.  Notwithstanding anything to the contrary contained herein or any oral representations or assurances previously or subsequently made by the parties hereto, this Agreement does not constitute a commitment by, or legally binding obligation of, the Agent or any of its affiliates to act as underwriters, initial purchasers, arrangers, and/or placement Agent in connection with any offering of securities of the Corporation, including the Special Warrants, or to provide or arrange any financing, other than the appointment as

Agent in connection with the Offering in accordance with the prior sentence and otherwise on the terms set forth herein.
(b)	Sale on Exempt Basis. The Agent shall use its “best efforts” to arrange for the purchase of the Special Warrants:
(i)
in the Qualifying Jurisdictions on a private placement basis in compliance with applicable Canadian Securities Laws and in accordance with the requirements of Category 3 of Rule 903 of Regulation S under the U.S. Securities Act;

(ii)	in the United States and to, or for the account or benefit of, U.S. Persons that are Accredited Investors in compliance with Schedule “A” hereto; and
(iii)
in such other Designated Jurisdictions as may be agreed upon between the Corporation and the Agent, on a private placement basis in compliance with all applicable Securities Laws of such other Designated Jurisdictions and in accordance with the requirements of Category 3 of Rule 903 of Regulation S under the U.S. Securities Act provided that no prospectus, registration statement or similar document is required to be filed in such Designated Jurisdiction, no registration or similar requirement would apply with respect to the Corporation in connection with the Offering in such  other Designated Jurisdiction and the Corporation does not become subject to ongoing continuous disclosure obligations in such other Designated Jurisdictions.

(c)
Filings.  The Corporation undertakes to file or cause to be filed all forms or undertakings required to be filed by the Corporation in connection with the issue and sale of the Special Warrants such that the distribution of the Special Warrants may lawfully occur without the necessity of filing a prospectus, a registration statement or an offering memorandum in Canada, the United States or elsewhere, and the Agent undertakes to use its best efforts to cause Purchasers to complete any forms required by Canadian Securities Laws or other applicable Securities Laws.  All fees payable in connection with such filings shall be at the expense of the Corporation.

(d)
No Offering Memorandum.  Neither the Corporation nor the Agent shall: (i) provide to prospective Purchasers any document or other material or information that would constitute an offering memorandum within the meaning of Canadian Securities Laws other than the Presentation; or (ii) engage in any form of general solicitation or general advertising in connection with the offer and sale of the Special Warrants, including but not limited to, causing the sale of the Special Warrants to be advertised in any newspaper, magazine, printed public media, printed media or similar medium of general and regular paid circulation, broadcast over radio, television or telecommunications, including electronic display, or conduct any seminar or meeting relating to the offer and sale of the Special Warrants whose attendees have been invited by general solicitation or advertising.

(e)
Press Releases.  In order to comply with applicable U.S.  Securities Laws, any press release announcing or otherwise concerning the Offering shall be in compliance with Rule 135c under the U.S. Securities Act and include an appropriate notation as follows: “The securities being offered have not been, nor will they be, registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons absent registration or an applicable  exemption  from  the  registration requirements.  This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any State in which such offer, solicitation or sale would be unlawful.”

Section 3. Commission
In consideration for its services hereunder, the Corporation agrees to pay and issue to the Agent, or as directed by the Agent, on the Closing Date:
(a)
a fee equal to 8.0% of the aggregate gross proceeds of the Offering (the “Agent’s Commission”), including the aggregate gross proceeds from President’s List Purchasers. The Agent’s Commission is payable in cash or Special Warrants, or any combination of cash or Special Warrants at the option of the Agent. 50% of the Agent’s Commission will be payable by the Corporation on the Closing Date and may be made by way of deduction from the aggregate gross proceeds of the Offering. The remaining 50% of the Agent’s Commission shall be payable to the Agent by the Escrow Agent upon the satisfaction of the Escrow Release Conditions. In the event that a Termination Event occurs, the 50% of the Agent’s Commission that has been included in the Escrowed Funds shall not become payable;

(b)
a corporate finance fee equal to 5.0% of the gross proceeds of the Offering payable in Special Warrants (the “Finance Fee Special Warrants”), including the number of Special Warrants sold to President’s List Purchasers. The Finance Fee Special Warrants are issuable by the Corporation on the Closing Date and the Finance Fee Special Warrants shall be fully earned by the Agent at that time; and

(c)
a number of broker special warrants (the “Compensation Warrants”), equal to 8.0% of the aggregate number of Special Warrants sold pursuant to the Offering, including the number of Special Warrants sold to President’s List Purchasers. Each Compensation Warrant will be exercisable at an exercise price equal to the Issue Price until the date which is 36 months from the date of listing of the Common Shares on a recognized Canadian stock exchange. If, from time to time, at the time of exercise of the Compensation Warrants, there either (i) is not an effective Registration Statement covering the resale of the number of underlying Common Shares issuable upon exercise of the Compensation Warrants being exercised at such time or (ii) the Registration Statement is not available for the resale of such underlying Common Shares due to a blackout period or suspension of such Registration Statement by notice from the Corporation under Section 5(f) below or otherwise, then, solely to the extent of the number of Common Shares being acquired upon exercise of the Compensation Warrants that are not covered by an effective resale Registration Statement or if the Registration Statement is not available for use due to a blackout period or suspension, the Compensation Warrants may be exercised on a “cashless” or “net” basis into Units. The description of the Compensation Warrants herein is a summary only and is subject to the specific attributes and detailed provisions of the Compensation Warrants to be set forth in the Compensation Warrant Certificate. In case of any inconsistency between the description of the Compensation Warrants in this Agreement and the terms of the Compensation Warrants as set forth in the Compensation Warrant Certificate, the provisions of the Compensation Warrant Certificate shall govern.

(d)	In relation to the issuance of the Compensation Warrants to the Agent, the Agent hereby represents, warrants and acknowledges to the Corporation that:
(i)
The Compensation Warrants and the underlying Units, Common Shares, Warrants and Warrant Shares (“Compensation Securities”) have not been registered under the U.S. Securities Act and may not be offered or sold unless registered or pursuant to an exemption from such registration requirements;

(ii)
The Agent is not a U.S. Persons, is not acting for the account or benefit of a U.S. Person, was not offered the Compensation Warrants while in the United States and was outside the United States at the time this Agreement was executed and delivered;

(iii)
The Agent will not sell or otherwise transfer the Compensation Securities except outside the United States in accordance with Regulation S under the U.S. Securities Act or into the United States or to, or for the account or benefit of a U.S. Person pursuant to registration of the Compensation Securities under the U.S. Securities Act or pursuant to an exemption from such registration requirements;

(iv)	The Agent agrees not to engage in hedging transactions in the Compensation Securities except pursuant to the requirements of the U.S. Securities Act; and
(v)
The Agent understands that the Compensation Securities are “restricted securities” under Rule 144 of the U.S. Securities Act, are subject to transfer restrictions under the U.S. Securities Act and will bear a restrictive legend to such effect.

Section 4. The Proposed Acquisition
The Corporation shall: (a) take all reasonable actions within its control to complete the Proposed Acquisition as soon as practicable and, in any event, on or before the Escrow Deadline; and (b) take all reasonable actions within its control to obtain and provide to the Agent audited financial statements, in a form acceptable to the Agent, for Alternative Solutions for the fiscal years ended December 31, 2017 and 2016;.

Section 5.  Filing of the Registration Statement
(a)
Registration Statement. The Corporation covenants with the Agent that the Corporation shall use its best efforts to prepare and file with the SEC within forty-five (45) calendar days after the Closing Date a registration statement (on Form S-3, S-1, or other appropriate registration statement form reasonably acceptable to the Purchasers) under the U.S. Securities Act (the “Registration Statement”), at the sole expense of the Corporation (except as specifically provided in Section 5(e) hereof), in respect of the Purchaser, so as to permit a public offering and resale of the Common Shares and Warrant Shares (collectively, the “Registrable Securities”) in the United States under the U.S. Securities Act; and (ii) use commercially reasonable efforts to cause a Registration Statement to be declared effective by the SEC as soon as possible and not later than the earlier of (a) one hundred and twenty (120) calendar days from the date of filing the Registration Statement in the event of an SEC review of the Registration Statement, and (b) the fifth trading day (day on which the OTCQB is open for quotation) (each, a “Trading Day”) following the date on which the Corporation is notified by the SEC that the Registration Statement will not be reviewed or is no longer subject to further review and comments.  The Corporation will notify the Agent of the effectiveness of the Registration Statement (the “Effective Date”) within three Trading Days.  The initial Registration Statement shall cover the resale of 100% of the Registrable Securities, for an offering to be made on a continuous basis pursuant to Rule 415 (as promulgated by the SEC pursuant to the U.S. Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such rule).

(b)
If the staff of the SEC (the “Staff”) or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities that does not permit such Registration Statement to become effective and be used for resales by the Purchaser as selling stockholder and not as an underwriter under Rule 415 at then-prevailing market prices (and not fixed prices), or if after the filing of the initial Registration Statement with the SEC pursuant to Section 5(a), the Corporation is otherwise required by the Staff or the SEC to reduce the number of Registrable Securities included in such initial Registration Statement and, to the extent applicable, any other registration statements for the resale of securities of the Corporation by selling stockholders which may be integrated at the request of the Staff or SEC (“Related Registration Statements”), and after commercially reasonable efforts the Corporation is unable to dissuade the Staff or the SEC of its position, then the Corporation shall reduce the number of Registrable Securities to be included in such initial Registration Statement as follows, until such time as the Staff and the SEC shall so permit such Registration Statement to become effective and be used as aforesaid: (i) all Warrant Shares will be removed from the Registration Statement pro rata between the selling stockholders included in the Registration Statement and, if applicable, pro rata with common shares issuable upon exercise of warrants being registered for resale by the selling stockholders included in Related

Registration Statements and pro rata with common shares issuable upon conversion of notes or other derivative instruments of the Corporation being registered for resale by the selling stockholders included in Related Registration Statements to the extent permitted by the registration rights of such selling stockholders and (ii) following removal of all Warrant Shares and, if applicable, all common shares issuable upon exercise of warrants contained in Related Registration Statements, all Common Shares will be cut back pro rata between the selling stockholders included in the Registration Statement and, if applicable, pro rata with any common shares being registered for resale by selling stockholders in Related Registration Statements to the extent permitted by the registration rights of such selling stockholders.

(c)
In the event of any reduction in Registrable Securities pursuant to Section 5(b) above, then, in relation to any Common Shares not covered by the initial Registration Statement, the Corporation shall use commercially reasonable efforts to cause its legal counsel to deliver an opinion or such other documentation as may reasonably be required to effect sales of the Common Shares under Rule 144 and cover the costs related to such legal opinions.  In relation to any Warrant Shares not covered by the initial Registration Statement, the Corporation shall file no later than 6 months following the effectiveness of the initial Registration Statement, one or more new Registration Statements, in accordance with Sections 5(a) and 5(b) until (i) such time as all Warrant Shares required by Section 5(a) have been included in Registration Statements that have been declared effective and the prospectus contained therein is available for use by the Purchasers or (ii) all such Warrant Shares can be sold pursuant to the provisions of Rule 144.  Notwithstanding any provision herein to the contrary, the Corporation’s obligations to register Registrable Securities (and any related conditions) shall be qualified as necessary to comport with any requirement of the SEC or the Staff as addressed in Section 5(b).

(d)
The Corporation will use reasonable commercial efforts to maintain the Registration Statement or post-effective amendment filed under this Section 8 effective under the U.S. Securities Act until the earlier of the date (i) all of the Registrable Securities have been sold pursuant to such Registration Statement or Rule 144, if available, or (ii) three years from the Effective Date (the “Effectiveness Period”).

(e)
All fees, disbursements and out-of-pocket expenses and costs incurred by the Corporation in connection with the preparation and filing of the Registration Statement and in complying with applicable securities and “blue sky” laws (including, without limitation, all attorneys’ fees of the Corporation, registration, qualification, notification and filing fees, printing expenses, escrow fees, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration) shall be borne by the Corporation. The Corporation shall qualify any of the Registrable Securities for sale in such states as the Purchasers reasonably designate.  However, the Corporation shall not be required to qualify in any state which will require an escrow or other restriction relating to the Corporation and/or the sellers, or which will require the Corporation to qualify to do business in such state or require the Corporation to file therein any general consent to service of process.  The Corporation at its expense will supply the Agent with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Agent.

(f)
If at any time or from time to time after the Effective Date, the Corporation notifies the Agent in writing of the existence of a Potential Material Event, the Agent shall not offer or sell any Registrable Securities or engage in any other transaction involving or relating to Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until the Agent receives written notice from the Corporation that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event.  If a Potential Material Event shall occur prior to the date a Registration Statement is required to be filed, then the Corporation’s obligation to file such Registration Statement shall be delayed without penalty for not more than thirty (30) calendar days.  The Corporation must, if lawful, give the Agent notice in writing at least two Trading Days prior to the first day of the blackout period.

Section 6.  Filing of Preliminary Qualification Prospectus and Final Qualification Prospectus
(a)
Preliminary Qualification Prospectus.  The Corporation covenants with the  Agent that: (i) the Corporation shall use its best efforts to file the Preliminary Qualification Prospectus, in form and substance satisfactory to the Agent, acting reasonably, with the Securities Commissions in the Qualifying Jurisdictions under the Canadian Securities Laws pursuant to the Passport System and NP 11-202 and shall designate the Province of Ontario as the designated and principal jurisdiction thereunder, together with the required supporting documents; and (ii) following receipt of the Preliminary Receipt, the Corporation shall use its best efforts to promptly resolve all comments received and deficiencies raised by the Securities Commissions.

(b)
Final Qualification Prospectus.  The Corporation covenants and agrees to use its best efforts to, as soon as practicable after all comments of the Securities Commissions have been satisfied with respect to the Preliminary Qualification Prospectus, prepare and file the Final Qualification Prospectus, in form and substance satisfactory to the Agent, with the Securities Commissions under the Canadian  Securities Laws, together with the required supporting documents, and obtain the Final Receipt from the Ontario Securities Commission, as principal regulator, as soon as possible after the filing of the Final Qualification Prospectus, and, in any event, use its best efforts to obtain such document by no later than 5:00 p.m.  (EST) on August 31, 2018.  The Corporation shall promptly take, or cause to be taken, all commercially reasonable steps and proceedings that may from time to time be required under applicable Canadian Securities Laws to qualify the distribution of the Units in the Qualifying Jurisdictions and shall use its commercially reasonable efforts to ensure that such requirements (including the issuance of a Final Receipt for the Final Qualification Prospectus) shall be obtained promptly following the Closing Date.

(c)
Commercial Copies.  The Corporation shall cause commercial copies of the Final Qualification Prospectus, the Registration Statement, the final prospectus filed pursuant to Rule 424 under the U.S. Securities following effectiveness of the Registration Statement (including any supplements thereto, the “U.S. Prospectus”) and any Supplementary Material to be delivered to the Agent without charge, in such numbers and in such cities in the Qualifying Jurisdictions as the Agent may reasonably request.  Such delivery shall be effected as soon as practicable and, in any event, within two Business Days after the filing thereof in the Qualifying Jurisdictions.

(d)
Due Diligence and Review of Offering Documents.  The form and substance of the Preliminary Qualification Prospectus, the Final Qualification Prospectus, the Registration Statement, the U.S. Prospectus and any Supplementary Material shall be satisfactory to the Agent, acting reasonably, prior to the filing thereof with the Securities Commissions.  Prior to the filing of the Preliminary Qualification Prospectus, the Final Qualification Prospectus, the Registration Statement, the U.S. Prospectus and any Supplementary Material, the Corporation shall allow the Agent to participate fully in the preparation of such documents and shall allow the Agent to conduct all due diligence which the Agent may reasonably require in order to fulfill their obligations as Agent and in order to enable the Agent to responsibly execute any certificate related to such documents required to be executed by them under applicable Securities Laws.  Up to the Qualification Date, the Corporation shall allow the Agent to conduct any due diligence investigations that the Agent reasonably require to confirm as at any date that the Agent continue to have reasonable grounds for the belief that the Offering Documents do not contain a misrepresentation as at such date or as at the date of such Offering Documents.

(e)
Material Change.  Once the Preliminary Qualification Prospectus has been filed, comply with  section 57 of  the Ontario Act and with any comparable provisions of  the other Canadian Securities Laws, and the Corporation will prepare and file promptly any Supplementary Material which may be necessary and will otherwise comply with all legal requirements necessary to continue to permit the Units (and Penalty Units, if applicable) to be distributed in each of the Qualifying Jurisdictions as contemplated herein.

(f)
Deliveries.  The Corporation will deliver to the Agent prior to or concurrently with the filing of the Preliminary Qualification Prospectus and Final Qualification Prospectus, the Registration Statement, the U.S. Prospectus and any Supplementary Material, as applicable, unless otherwise indicated:

(i)	a copy of the Preliminary Qualification Prospectus, and the Final Qualification Prospectus manually signed on behalf of the Corporation, by the persons and in the form signed and certified as required by Canadian Securities Laws;
(ii)
a copy of the Registration Statement (including all exhibits thereto, documents filed therewith and amendments thereof) manually signed on behalf of the Corporation and an additional conformed copy of the Registration Statement (without exhibits thereto) and a copy of the U.S. Prospectus;

(iii)
a copy of any Supplementary Material, or other document required to be filed with or delivered to, the Securities Commissions by the Corporation under Securities Laws in connection with the Offering, including any document to be incorporated by reference in the Preliminary Qualification Prospectus or the Final Qualification Prospectus or the Registration Statement (other than documents already filed publicly with a Securities Commissions);

(iv)
concurrently with the filing of the Final Qualification Prospectus with the Canadian Securities Commissions, a “long-form” comfort letter of both (i) the Corporation’s auditors; and (ii) Alternative Solutions’ auditors, dated the date of the Final Qualification Prospectus (with the requisite procedures to be completed by such auditor within two Business Days of the date of such letter), in form and substance satisfactory to the Agent, acting reasonably, addressed to the Agent and the directors and officers of the Corporation, with respect to certain financial and accounting information relating to the Corporation in the Final Qualification Prospectus, including all Documents Incorporated by Reference, which letter shall be in addition to the  auditors’ reports incorporated by reference in the Final Qualification Prospectus;

(v)
a copy of any document filed with, or delivered to, the Canadian Securities Commissions by the Corporation under applicable Canadian Securities Laws with the Preliminary Qualification Prospectus, Final Qualification Prospectus and any Supplementary Material;

(vi)
a certificate dated the date of the Final Qualification Prospectus, addressed to the Agent and signed by the Chief Executive Officer of the Corporation, certifying for and on behalf of the Corporation, and not in their personal capacities, after having made due inquiries, with respect to the following matters:

(A)
the Corporation has complied in all material respects (except where already qualified by a materiality or Material Adverse Effect qualification, in which case the Corporation has complied in all respects) with all the terms, covenants and satisfied in all material respects (except where already qualified by a materiality or Material Adverse Effect qualification, in which case the Corporation has satisfied in all respects) all the terms and conditions of this

Agreement on its part to be complied with and satisfied at or prior to the date of the Final Qualification Prospectus;
(B)
no order, ruling or determination having the effect of ceasing or suspending trading in any securities of the Corporation or prohibiting the issue of the Units or any of the Corporation’s issued securities, having been issued, and no proceeding for such purpose being threatened or, to the knowledge of such officers, pending;

(C)
the representations and warranties of the Corporation contained in this Agreement and in any certificates of the Corporation delivered pursuant to or in connection with this Agreement being true and correct in all material respects (or, in the case of any representation or warranty containing a materiality or Material Adverse Effect qualification, in all respects) as at the date of the Final Qualification Prospectus (other than those that speak to a specific time, in which case they shall have been true and correct in all material respects at such time), with the same force and effect as if made on and as at the date of the Closing Date, after giving effect to the transactions contemplated by this Agreement; and

(D)
since the Closing Time, there having been no material adverse change, financial or otherwise, in the assets, liabilities (contingent or otherwise), capital, business, prospects or results of operations of the Corporation and the Subsidiary on a consolidated basis;

(vii)
concurrently with, or prior to the filing of, the Final Qualification Prospectus, an opinion, subject to customary qualifications, of the Corporation’s counsel or from local counsel in the Qualifying Jurisdiction (it being understood that such counsel may rely to the extent appropriate in the circumstance as to matters of fact, on certificates of the Corporation executed on its behalf by a senior officer of the Corporation) with respect to the following matters:

(A)
the Corporation has the necessary corporate power and authority to execute and deliver the Preliminary Qualification Prospectus and the Final Qualification Prospectus and all necessary corporate action has been taken by the Corporation to authorize the execution and delivery by it of the Preliminary Qualification Prospectus and the Final Qualification Prospectus and the filing thereof, as the case may be, in each of the Qualifying Jurisdictions in accordance with applicable Securities Laws in each of the Qualifying Jurisdictions in accordance with applicable Canadian Securities Laws;

(B)	all necessary documents have been filed, all necessary proceedings have been taken and all legal requirements have been fulfilled as required under Canadian Securities Laws in order to qualify the distribution of the Common Shares and Warrants comprising the Units to the public in each of the Qualifying Jurisdictions by or through investment dealers and brokers duly registered under the applicable laws of such provinces who have complied with the relevant provisions of Securities Laws in each of the Qualifying Jurisdictions and the distribution of Compensation Warrants to the Agent;

(C)
the statements and opinions concerning tax matters set forth in the Final Qualification Prospectus under the headings (including for certainty, all subheadings under such headings) “Eligibility for Investment” and “Certain Canadian Federal Income Tax Considerations” insofar as they purport to describe the provisions of the laws referred to therein are fair and adequate summaries of the matters discussed therein subject to the qualifications, assumptions and limitations set out under such headings; and

(D)
the attributes of the Special Warrants, Compensation Warrants, Common Shares, Warrants and Warrant Shares conform in all material respects with the description thereof contained in the Final Qualification Prospectus; and

(viii)
opinions, comfort letters and other documents substantially similar to those referred to in this Section to the Agent with respect to any Supplementary Material, contemporaneously with, or prior to the filing of, any Supplementary Material.

(g)
Representations as to Offering Documents.  Filing and delivery to the Agent in accordance with this Agreement of any Offering Document shall constitute a representation and warranty by the Corporation to the Agent that, as at their respective dates, dates of filing and dates of delivery:

(i)
all the information and statements (except information and statements relating  solely to the Agent, which have been provided by the Agent to the Corporation in writing specifically for use in any of the Offering Documents (collectively, “Agent’s Information”)) contained and incorporated by reference in such Offering Documents are true, correct and complete and contain no misrepresentation and constitute full, true and plain disclosure of all material facts relating to the Corporation, the Special Warrants and the Units as required (i) by applicable Canadian Securities Laws of the Qualifying Jurisdictions; and (ii) applicable U.S. Securities Laws with respect to the Registration Statement and the U.S. Prospectus;

(ii)
no material fact or information has been omitted from such disclosure (except for Agent’s Information) that is required to be stated in such disclosure or that is necessary to make a statement contained in such disclosure not misleading in the light of the circumstances under which it was made; and
(iii)
except with respect to any Agent’s Information, such documents comply in all material respects with the requirements of Canadian Securities Laws (and, in the case of the Registration Statement and the U.S. Prospectus, with U.S. Securities Laws).

Such filings shall also constitute the Corporation’s consent to the Agent’s use of the Offering Documents in connection with the distribution of the Common Shares and Warrants comprising the Units in the Qualifying Jurisdictions in compliance with this Agreement and Canadian Securities Laws.
Section 7.   Distribution and Certain Obligations of Agent
(a)
The Agent shall, and shall require any investment dealer or broker with which the Agent has a contractual relationship in respect of the distribution of the Special Warrants (each, a “Selling Firm”) to agree to, comply with applicable Canadian Securities Laws of the Qualifying Jurisdictions, U.S. Securities Laws and the applicable Securities Laws of the Designated Jurisdictions outside of Canada, in connection with the distribution of the Special  Warrants and shall offer the Special Warrants for sale to directly and through Selling Firms upon the terms and conditions set out in this Agreement.

(b)
The Agent shall, and shall require any Selling Firm to agree to, distribute the Special Warrants in a manner which complies with and observes all applicable Laws in each jurisdiction into and from which they may offer to sell the Special Warrants or distribute the Final Qualification Prospectus, any Marketing Materials or any Supplementary Material in connection with the distribution of the Special Warrants and will not, directly or indirectly, offer, sell or deliver any Special Warrants or deliver the Final Qualification Prospectus, any Marketing Materials or any Supplementary Material to any person in any jurisdiction other than in the Qualifying Jurisdictions except in a manner which will not require the Corporation to comply with the registration, prospectus, filing, continuous disclosure or other similar requirements under the applicable Laws of such other jurisdictions or pay any unreasonable filing fees which relate to such other jurisdictions.  Subject to the foregoing, the Agent and any Selling Firm shall be entitled to offer and sell the Special Warrants solely pursuant to an applicable exemption or exemptions from the registration requirements of any other jurisdictions (other than offers and sales in the United States which shall be governed by Schedule “A” hereto) in accordance with any applicable Laws in the jurisdictions in which the Agent and/or Selling Firms offer the Special Warrants and in all cases for sales outside of the United States, to non-U.S. Persons and to persons not acting for the account or benefit of U.S. Persons in accordance with the requirements of Category 3 of Rule 903 of Regulation S under the U.S. Securities Act.

(c)
The Agent will use commercially reasonable efforts to obtain from each Purchaser a duly completed and executed Subscription Agreement and other forms required under Canadian Securities Laws, U.S. Securities Laws or the applicable Securities Laws of any other Designated Jurisdiction outside of Canada and the United States into and which the Special Warrants are sold that are provided to the Agent by the Corporation for execution by the Purchasers relating to the issuance and sale of the Special Warrants, and the Agent shall at least one Business Day prior to the Closing Date, provide the Corporation with copies of such Subscription Agreements and complete registration instructions in respect of the Special Warrants.

Section 8.   Conditions of the Offering
The obligation of the Purchasers to purchase the Special Warrants at the Closing Time shall be subject to the performance by the Corporation of its obligations under this Agreement and each of the following conditions:
(a)
receipt of evidence by the Agent, in a form acceptable to the Agent, acting reasonably, that all actions required to be taken by or on behalf of the Corporation, including the passing of all requisite resolutions of the directors and shareholders of the Corporation, having been taken so as to approve the execution and delivery of each of the Transaction Documents, the distribution of the Special Warrants and the Compensation Warrants, the issuance of the Common Shares and Warrants comprising the Units issuable upon exercise of the Special Warrants and the issuance of the Warrant Shares issuable upon exercise of the Warrants;

(b)
the Corporation delivering to the Agent, at the Closing Time, a certificate dated the Closing Date addressed to the Agent and signed by the Chief Executive Officer of the Corporation, in a form satisfactory to the Agent, acting reasonably, certifying for and on behalf of the Corporation and without personal liability, after having made due enquiries, that:

(i)
the Corporation has complied in all material respects (except where already qualified by materiality, in which case the Corporation has complied in all respects) with all the covenants and satisfied in all material respects (except where already qualified by materiality, in which case the Corporation has  satisfied in all respects) all the terms and conditions of this Agreement on its part to be complied with and satisfied at or prior to the Closing Time;

(ii)
the representations and warranties of the Corporation contained in this Agreement and any certificate of the Corporation delivered hereunder are true and correct in all material respects (or, in the case of any representation or warranty containing a materiality or Material Adverse Effect qualification, in all respects) as at the Closing Time with the same force and effect as if made on and as at the Closing Time after giving effect to the transactions contemplated by this Agreement;

(iii)
since June 20, 2017, other than as disclosed in the Disclosure Documents, (A) there has been no material change affecting the Corporation on a consolidated basis, and (B) other than the Proposed Acquisition, no transaction has been entered into by the Corporation other than in the ordinary course of business;

(iv)
there has been no change in any material fact (which includes the disclosure of any previously undisclosed material fact or a new material fact) which material fact or change is of such a nature as to render any statement in the Disclosure Documents misleading or untrue in any material respect or which would result in a misrepresentation in the Disclosure Documents or which would result in the Disclosure Documents not complying with applicable Canadian Securities Laws; and

(v)
no order, ruling or determination having the effect of ceasing or suspending trading in any securities of the Corporation or prohibiting or suspending the offering, issue or sale of the Special Warrants or any of the Corporation’s issued securities, having been issued, and no proceeding for such purpose being threatened or, to the knowledge of such officers, pending;

(c)
the Agent receiving, at the Closing Time a legal opinion dated the Closing Date, to be addressed to the Agent and the Purchasers, in form and substance acceptable to the Agent acting reasonably, of Cassels Brock & Blackwell LLP, Connor & Connor PLLC and/or Dorsey & Whitney LLP (as applicable), counsel to the Corporation (who may rely, to the extent appropriate in the circumstances, on the opinions of local counsel acceptable to the Agent and may rely, to the extent appropriate in the circumstances, as to matters of fact, on certificates of officers, public and exchange officials or of the auditors or Transfer Agent of the Corporation), with respect to those matters that are usual and customary for transactions of this nature and subject to the usual and customary assumptions, limitations and qualifications, including the following matters:

(i)	as to the incorporation and valid existence of the Corporation;
(ii)	as to the authorized and issued capital of the Corporation;
(iii)
that the Corporation has the corporate power and capacity to own or lease its properties and assets, carry on its business as it is currently conducted, and to execute, deliver and perform its obligations under the Transaction Documents; and to issue and sell the Special Warrants, the Compensation Warrants, the Common Shares and Warrants comprising the Units (including any Units issuable upon exercise of the Compensation Warrants) and the Warrant Shares, as applicable;

(iv)
all necessary corporate action has been taken by the Corporation to authorize  the execution and delivery of the Transaction Documents and the performance of the Corporation’s obligations hereunder and thereunder and the issuance of the Special Warrants, the Compensation Warrants, the Common Shares and Warrants comprising the Units (including any Units issuable upon exercise of the Compensation Warrants) and the Warrant Shares, as applicable

(v)
each of the Transaction Documents has been duly authorized and (other than the Warrant Certificates) executed and delivered by the Corporation and each such Transaction Document constitutes a valid and legally binding agreement of the Corporation enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought, and by the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforceable terms, may be limited by applicable law;

(vi)
the execution and delivery of the Transaction Documents, the performance by  the Corporation of its obligations hereunder and thereunder and the issuance  and sale of the Special Warrants, the Compensation Warrants, the Common Shares and Warrants comprising the Units (including any Units issuable upon exercise of the Compensation Warrants) and the Warrant Shares does not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, whether after notice or lapse of time or both, (A) corporate laws of the State of Nevada or Canadian Securities Laws; and (B) the constating documents of the Corporation;

(vii)
that the Special Warrants, the Compensation Warrants and the Warrants (including any Warrants issuable upon exercise of the Compensation Warrants) will, upon issuance, be validly created, executed and issued by the Corporation and constitute valid and binding obligations of the Corporation enforceable against it in accordance with their terms;

(viii)
that the Common Shares partially comprising the Units issuable upon exercise of the Special Warrants and the Compensation Warrants have been duly authorized and validly allotted for issuance by the Corporation and, when issued in accordance with the terms of the Special Warrants and the Compensation Warrants, as applicable, will be outstanding as fully paid and non-assessable shares in the capital of the Corporation;

(ix)
that the Warrant Shares have been duly authorized and validly allotted for issuance by the Corporation and, when issued in accordance with the terms of the Warrants, will be outstanding a fully paid and non-assessable shares in the capital of the Corporation;

(x)	that the issuance and sale by the Corporation of the Special Warrants to the Purchasers resident in the Qualifying Jurisdictions in accordance with the

Subscription Agreements and the granting and the issuance of the  Compensation Warrants to the Agent in accordance with the terms of this Agreement are exempt from the prospectus requirements of Canadian Securities Laws and except as has been completed, no filings, proceedings, approvals, consents or authorizations are required to be made, taken or obtained by the Corporation, or any securities regulatory authority in the Qualifying Jurisdictions to permit the issuance, distribution and delivery of the Special Warrants to Purchasers resident in the Qualifying Jurisdictions and the granting and the issuance of the Compensation Warrants to the Agent, except for the filing, within ten days from the date of each such issue and distribution, of a report of the offering and sale prepared on Form 45-106F1 prepared and executed in accordance with Canadian Securities Laws, together with the requisite filing fees;

(xi)
that the issuance of (A) the Common Shares and Warrants comprising the Units issuable upon exercise of the Special Warrants and the Compensation Warrants, and (B) the Warrant Shares issuable upon the exercise of the Warrants  (including any Warrants issuable upon exercise of the Compensation Warrants) will be exempt from the prospectus and registration requirements of Canadian Securities Laws and no filings, proceedings, approvals, consents or authorizations will be required to be made pursuant to Canadian Securities Laws to permit such issuance, provided that (i) in the case of the Common Shares and Warrants issuable upon the exercise of the Special Warrants and the Compensation Warrants, the Special Warrants are exercised in accordance with the terms and conditions of the Special Warrant Indenture or the terms and conditions of the Compensation Warrants, as applicable; and (ii) in the case of the Warrant Shares, the Warrants are exercised in accordance with the terms and conditions of the Warrant Indenture and such Warrants, as applicable;

(xii)
that the first trade in the Compensation Warrants, the Common Shares and Warrants comprising the Units issuable upon exercise of the Special Warrants and the Compensation Warrants and the Warrant Shares issuable upon exercise of the Warrants will be, as applicable, exempt from the prospectus requirements of applicable Securities Laws and no prospectus, offering memorandum or other document is required to be filed, no proceeding is required to be taken and no approval, permit, consent or authorization of regulatory authorities is required to be obtained by the Corporation under applicable Securities Laws to permit such trade through registrants registered under applicable Securities Laws who have complied with such laws and the terms and conditions of their registration, provided that at the time of such trade:

(A)	the Corporation is and has been a “reporting issuer” (within the meaning of Securities Laws) in a “jurisdiction of Canada” (as defined in National Instrument 14-101 – Definitions (“NI 14-101”)) for the four months immediately preceding the trade;
(B)
at the time of such trade, at least four months have elapsed from the “distribution date” (as defined in section 1.1 of National Instrument 45-102 – Resale of Securities (“NI 45-102”)) of the Special Warrants or Compensation Warrants;

(C)
any certificates representing the Special Warrants, Compensation Warrants, Common Shares, Warrants or the Warrant Shares, if any, carry a legend or ownership statement issued under a direct registration system acceptable to the regulator, as required pursuant to section 2.5(2)(3)(i) of NI 45-102;

(D)	the trade is not a “control distribution” (as defined in section 1.1 of NI 45- 102);
(E)	no unusual effort is made to prepare the market or to create a demand for the securities that are the subject of the trade (within the meaning of Securities Laws);
(F)	no extraordinary commission or consideration is paid to a person or company in respect of such trade (within the meaning of Securities Laws);
(G)
if the selling security holder is an “insider” or “officer” of the Corporation (within the meaning of Securities Laws), such selling security holder has no reasonable grounds to believe that the Corporation is in default of “securities legislation” (as defined in NI 14-101); and

(H)
the Registration Statement covering the securities to be sold has become effective under the U.S. Securities Act and the selling security holder is named in the U.S. Prospectus related thereto in relation to the securities being traded or Rule 144 under the U.S. Securities Act is available for the trade of such securities by the selling security holder;

(xiii)
that if the Final Qualification Prospectus qualifying the issuance by  the Corporation of the Common Shares and Warrants comprising the Units issuable upon exercise of the Special Warrants has been filed before the deemed  exercise date with, and a Final Receipt obtained therefor from, the Securities Commissions  in  the  Qualifying  Jurisdictions,  and  provided  that  the Common Shares and Warrants comprising the Units are issued after the date of the Final Receipt, the first trade by a holder, of the Common Shares, Warrants and Warrant Shares issued upon the exercise of the Special Warrants and Warrants (or in the case of the Warrant Shares, will be exempt from), as applicable, after the issuance of such Final Receipt will not be subject to the prospectus requirements under Canadian Securities Laws, such Common Shares, Warrants and Warrant Shares will not be subject to any statutory hold period, and no filing, proceeding, approval, consent or authorization under Canadian Securities Laws will be required to be made, taken or obtained to permit the trade of such Common Shares, Warrants and Warrant Shares in the Qualifying Jurisdictions through registrants registered under Canadian Securities Laws who have complied with such laws, provided that such sale is not a “control distribution” within the meaning of NI 45-102;

(xiv)
that the form and terms of the certificates representing the Special Warrants, the Compensation Warrants, the Common Shares, the Warrants and the Warrant Shares have been approved by the board of directors of the Corporation;

(xv)	that Vstock Transfer, LLC, at its principal offices in Woodmere, New York, has been duly appointed as registrar and transfer agent for the Common Shares;
(xvi)
that Odyssey Trust Company, at its principal offices in  Calgary, Alberta, has been, as of the Closing Date, duly appointed as Special Warrant Agent and as Warrant Agent under the Special Warrant Indenture and the Warrant Indenture, respectively; and

(xvii)	as to such other matters as may reasonably be requested by the Agent, in a form acceptable to the Agent, acting reasonably.
(d)
the Agent receiving, at the Closing Time, a legal opinion dated the Closing Date, addressed to the Agent and the Purchasers, in form and substance acceptable to the  Agent, from counsel to the Subsidiary with respect to the following matters: (i) the incorporation and subsistence of the Subsidiary; (ii) the corporate power, capacity and authority of the Subsidiary to carry on its business as presently carried on and to own, lease and operate its properties and assets; (iii) the authorized and issued capital of the Subsidiary; and (iv) the ownership of the issued and outstanding securities of the Subsidiary;

(e)
if any Special Warrants are sold in the United States, the Agent receiving, at the Closing Time on the Closing Date, a legal opinion dated the Closing Date, to be addressed to the Agent, in form and substance acceptable to the Agent, of Dorsey & Whitney LLP, United States legal counsel to the Corporation (who may rely, to the extent appropriate in the circumstances, as to matters of fact, on certificates of officers, public and exchange officials or of the auditors or Transfer Agent of the Corporation), to the effect that the offer and sale of the Special Warrants in the United States, the issuance of the Common Shares and Warrants upon conversion of the Special Warrants is not required to be registered under the U.S.  Securities Act, provided such offers and sales are made in accordance with the Subscription

Agreements and Schedule “A” hereto; it being understood that such counsel need not express its opinion with respect to any resale of the Special Warrants or the Common Shares, Warrants or Warrant Shares issuable thereunder;

(f)
the Agent receiving at the Closing Time, a certificate, signed by the Chief Executive Officer of the Corporation (or such other officers as the Agent may agree to), in a form satisfactory to the Agent, acting reasonably, certifying for and on behalf of the Corporation and without personal liability, with respect to:

(i)	the constating documents and articles of the Corporation;
(ii)
the resolutions of the board of directors of the Corporation relevant to the issue and sale of the Special Warrants and the Compensation Warrants, the allotment and reservation of the Units and the Warrant Shares issuable thereunder and the authorization of the Transaction Documents and transactions contemplated herein and therein; and

(iii)	the incumbency and signatures of signing officers of the Corporation;
(g)
the Agent shall have received from Jeffery Binder, David Lamadrid, Frank Koretsky and Andrew Glashow, lock-up agreements pursuant to Section 10(t) hereof in favour of the Agent, in a form as agreed upon between the Agent and the Corporation, acting reasonably;

(h)
the Agent shall have received a certificate of status (or the equivalent) with respect to the jurisdiction in which the Corporation and the Subsidiary is incorporated, amalgamated or continued, as the case may be;

(i)	the Agent shall have received certificates of the Special Warrants in form and substance satisfactory to the Agent, acting reasonably;
(j)	the Agent shall have received certificates of the Compensation Warrants in form and substance satisfactory to the Agent, acting reasonably;
(k)	the Agent shall have received a certificate from the Transfer Agent as to the number of Common Shares issued and outstanding as at the end of Business Day prior to the Closing Date;
(l)
all consents, approval, permits, authorizations or filings as may be required under Securities Laws necessary for the Offering and the transactions contemplated by this Agreement, shall have been obtained or made, as applicable;

(m)	each of the Transaction Documents shall have been executed and delivered by the parties thereto in form and substance satisfactory to the Agent, acting reasonably;
(n)	the Agent not having previously terminated its obligations pursuant to Section 10 of this Agreement; and

(o)
the Agent shall have completed, to its satisfaction, acting reasonably its due diligence review of the Corporation and its Subsidiary and each of their respective businesses, operations and financial condition.

Section 9.   Additional Representations and Warranties of the Corporation
The Corporation represents and warrants to the Agent and to the Purchasers, and acknowledges that each of them is relying upon such representations and warranties in connection with the completion of the Offering, that as of the date hereof:
(a)
each of the Corporation and the Subsidiary: (A) is a corporation duly incorporated, continued or amalgamated and validly existing under the laws of the jurisdiction in which it was incorporated, continued or amalgamated, as the case may be; (B) has all requisite corporate power and authority and is duly qualified and holds all necessary permits, licences and authorizations necessary or required to carry on its business as now conducted to own, lease or operate its properties and assets; (C) where required, has been duly qualified as an extra-provincial corporation or foreign corporation for the transaction of business and is in good standing under the Laws of each jurisdiction in which it owns or leases property, or conducts business  unless, in each case, the failure to do so would not individually or in the aggregate, have a Material Adverse Effect; and (D) no steps or proceedings have been taken by any person, voluntary or otherwise, requiring or authorizing its dissolution or winding up;

(b)
the Corporation has all requisite corporate power, authority and capacity to enter into each of the Transaction Documents and to perform the transactions contemplated herein and therein, including, without limitation, to issue the Special Warrants and the Compensation Warrants and the Common Shares, Warrants and Warrant Shares issuable upon exercise thereof, as applicable;

(c)
the Corporation is not aware of any facts or circumstances that would cause it to believe that the Escrow Release Conditions will not be satisfied prior to the Escrow Deadline and the Corporation will use its commercially reasonable efforts to satisfy or caused to be satisfied the Escrow Release Conditions prior to the Escrow Deadline;

(d)	the Corporation has no direct or indirect subsidiary or any material investment or proposed investment in any person that is or will be material to the Corporation, other than the Subsidiary;
(e)
other than U.S. Marijuana Laws, each of the Corporation and the Subsidiary has conducted and is conducting its business in compliance with all applicable laws and regulations of each jurisdiction in which it carries on business, except where the failure to so comply would not have a Material Adverse Effect, and each of the Corporation and the Subsidiary holds all material requisite licences, registrations, qualifications, permits and consents necessary or appropriate for carrying on its business as currently carried on and all such licences, registrations, qualifications, permits and consents are valid and subsisting and in good standing in all material respects.  Without limiting the generality of the foregoing, neither Corporation nor any Subsidiary has received a written notice of non-compliance, nor  does the Corporation know of, nor have reasonable grounds to know of, any facts that could give rise to a notice of non-compliance with any such laws, regulations or permits which would have a Material Adverse Effect other than non-compliance with U.S. Marijuana Laws;

(f)
the Corporation is in compliance in all material respects with all of the rules, policies and requirements of the OTCQB and the Common Shares are currently quoted on the OTCQB and on no other stock exchange or public market;

(g)
no order, ruling or determination having the effect of suspending the sale or ceasing the trading in any securities of the Corporation has been issued by any regulatory authority and is continuing in effect and no proceedings for that purpose have been instituted or, to the knowledge of the Corporation, are pending, contemplated or threatened by any regulatory authority;

(h)
the Corporation has filed all reports, schedules, forms, statements and other documents required to be filed by the Corporation under the U.S. Securities Act and the U.S. Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Corporation was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and Documents Incorporated by Reference therein, together with the Prospectus and the Prospectus Supplement, being collectively referred to herein as the “SEC Reports”) on a timely basis (with the exception of one Form 8-K filing) or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the U.S. Securities Act and the U.S. Exchange Act, as applicable (including, to the extent applicable, requirements under the Canada-U.S. Multijurisdictional Disclosure System), and none of the SEC Reports, as amended, if applicable, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading as of the date of such amendment;

(i)	the Corporation has not filed any confidential material change report with the Securities Commissions since June 20, 2017;
(j)
other than the Leased Premises and any Intellectual Property that they license from third parties, each of the Corporation and the Subsidiary is the absolute legal and beneficial owner of, and has good and marketable title to, all of the material properties and assets thereof, and no other property or assets are necessary for the conduct of the business of the Corporation and the Subsidiary as currently conducted.  Any and all of the agreements and other documents and instruments pursuant to which each of the Corporation or the Subsidiary holds the property and assets thereof (including any interest in, or right to earn an interest in, any Intellectual Property) are valid and subsisting agreements, documents and instruments in full force and effect, enforceable in accordance with the terms thereof, and such properties and assets are in good standing under the applicable statutes and regulations of the jurisdictions in which they are situated, and all material leases, licenses and other agreements pursuant to which the Corporation or any Subsidiary derives the interests thereof in such property are in good standing.  The Corporation does not know of any claim or the basis for any claim that might or could materially and adversely affect the right of the Corporation or any Subsidiary to use, transfer or otherwise exploit their respective assets, none of the properties (or any interest in, or right to earn an interest in, any property) of the Corporation or any Subsidiary is subject to any right of first refusal or purchase or acquisition right, and neither the Corporation nor any Subsidiary has a responsibility or obligation to pay any commission, royalty, licence fee or similar payment to any person with respect to the property and assets thereof;

(k)
no legal or governmental proceedings or inquiries are pending to which the Corporation or any Subsidiary is a party or to which the property thereof is subject that would result in the revocation or modification of any certificate, authority, permit or license necessary to conduct the business now owned or operated by the Corporation or  any Subsidiary which, if the subject of an unfavourable decision, ruling or finding could reasonably be expected to have a Material Adverse Effect and, to the knowledge of the Corporation, no such legal or governmental proceedings or inquiries have been threatened against or are contemplated with respect to the Corporation or the Subsidiary or with respect to the properties or assets thereof;

(l)
other than as disclosed in the Disclosure Documents, there are no material actions, suits, judgments, investigations or proceedings of any kind whatsoever outstanding or, to the best of the Corporation’s knowledge, pending or threatened against or affecting the Corporation, the Subsidiary or to the best of the Corporation’s knowledge, the directors, officers or employees of the Corporation or the Subsidiary, at law or in equity or before or by any commission, board, bureau or agency of any kind whatsoever and, to the best of the Corporation’s knowledge, there is no basis therefore and neither the Corporation nor any Subsidiary is subject to any judgment, order, writ, injunction, decree, award, rule, policy or regulation of any Governmental Authority, which, either separately or in the aggregate, may have a Material Adverse Effect or that would materially adversely affect the ability of the Corporation to perform its obligations under the Transaction Documents;

(m)
neither the Corporation nor any Subsidiary is in violation of its constating documents or in default in any material respect in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, trust deed, mortgage, loan agreement, note, lease, licence or other agreement or instrument to which it is a party or by which it or its property or assets may be bound which, either separately or in the aggregate, may have a Material Adverse Effect;
(n)
to the knowledge of the Corporation, no counterparty to any material obligation, agreement, covenant or condition contained in any contract, indenture, trust deed, mortgage, loan agreement, note, lease or other agreement or instrument to which the Corporation or any Subsidiary is a party is in default in the performance or observance thereof, except where such violation or default in performance would not have a Material Adverse Effect;

(o)	there are no judgments against the Corporation or any Subsidiary which are unsatisfied, nor are there any consent decrees or injunctions to which the Corporation or any Subsidiary is subject;
(p)
neither of the Corporation nor any Subsidiary has committed an act of bankruptcy or sought protection from the creditors thereof before any court or pursuant to any legislation, proposed a compromise or arrangement to the creditors thereof generally, taken any proceeding with respect to a compromise or arrangement, taken any proceeding to be declared bankrupt or wound up, taken any proceeding to have a receiver appointed of any of the assets thereof, had any person holding any encumbrance, lien, charge, hypothec, pledge, mortgage, title retention agreement or other security interest or receiver take possession of any of the property thereof, had an execution or distress become enforceable or levied upon any portion of the property thereof or had any petition for a receiving order in bankruptcy filed against it;

(q)
at the Closing Time, all consents, approvals, permits, authorizations or filings as may be required to be made or obtained by the Corporation under applicable Securities Laws necessary for the execution and delivery of the Transaction Documents and the creation, issuance and sale, as applicable, of the Special Warrants and the Compensation Warrants and the Common Shares, Warrants and Warrant Shares issuable upon exercise thereof, as applicable, and the consummation of the transactions contemplated thereby, will have been made or obtained, as applicable (other than the filing of reports required under applicable Securities Laws within the prescribed time periods, which documents shall be filed as soon as practicable after the Closing Date and, in any event, within 10 calendar days of the Closing Date or within such other deadline imposed by applicable Securities Laws);

(r)
the Common Shares, Warrants and Warrant Shares issuable upon exercise of the Special Warrants, the Compensation Warrants and the Warrants, as applicable, have been authorized and reserved and allotted for issuance, as applicable;

(s)	at the Closing Time, the Special Warrants and the Compensation Warrants will be duly and validly issued and created;

(t)
upon the due exercise of the Special Warrants and the Compensation Warrants in accordance with the respective provisions thereof, the Common Shares and Warrants issuable upon the exercise thereof will be duly and validly issued and, in the case of the Common Shares, as fully paid and non-assessable Common Shares of the Corporation, on payment of the purchase price therefor;

(u)
upon the due exercise of the Warrants in accordance with the provisions thereof, the Warrant Shares issuable upon the exercise thereof will be duly and validly issued as fully paid and non-assessable Common Shares of the Corporation, on payment of the purchase price therefor;

(v)
the Special Warrants, the Compensation Warrants and the Common Shares, Warrants and Warrant Shares issuable upon exercise thereof, as applicable, will not be subject to a restricted period or to a statutory hold period under the Securities Laws which extends beyond four months and one day after the Closing Date in accordance with and subject to the conditions set out in NI 45-102, except for restrictions on transfer under applicable U.S. Securities Laws;

(w)
the execution and delivery of each of the Transaction Documents, the performance by  the Corporation of its obligations hereunder or thereunder, the issue and sale of the Special Warrants hereunder and the consummation of the transactions contemplated in this Agreement, including the issuance and delivery of the Common Shares and  Warrants issuable upon exercise of the Special Warrants, the granting of the Compensation Warrants, the issuance and delivery of the Common Shares and Warrants issuable upon exercise of the Compensation Warrants and the Warrant Shares issuable upon exercise of the Warrants, as the case may be, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (whether after notice or lapse of time or both): (A) any Laws applicable to the Corporation including, without limitation, the Securities Laws; (B) the constating documents, by-laws or resolutions of the Corporation which are in effect at the date hereof; (C) any Material Agreement, contract, agreement, instrument, Debt Instrument, lease or other document to which the Corporation is a party or by which it is bound which, either separately or in the aggregate, may have a Material Adverse Effect; or (D) any judgment, decree or order binding the Corporation or the property or assets of the Corporation;

(x)
at the Closing Time, the Corporation shall have duly authorized and (other than the Warrant Certificates) executed and delivered the Transaction Documents and upon such execution and delivery (and subsequent execution and delivery of the Warrant Certificates) each shall constitute a valid and binding obligation of such Corporation and each shall be enforceable against such Corporation in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought, and by the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforceable terms, may be limited by applicable law;

(y)
the Common Shares are registered pursuant to Section 12(g) of the U.S. Exchange Act, and the Corporation has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Shares under the U.S. Exchange Act nor has the Corporation received any notification that the SEC is contemplating terminating such registration;

(z)
the Financial Statements have been prepared in accordance with U.S. GAAP, contain no misrepresentations, and with respect to the audited comparative consolidated financial statements of the Corporation as at and for the year ended December 31, 2017 and 2016 only present fairly, in all material respects, the financial condition of the Corporation on a consolidated basis as at the date thereof and the results of the operations and cash flows of the Corporation on a consolidated basis for the period then ended and contain and reflect adequate provisions or allowance for all reasonably anticipated liabilities, expenses and losses of the Corporation on a consolidated basis that are required to be disclosed in such financial statements and there has been no material change in accounting policies or practices of the Corporation since December 31, 2016;

(aa)
to the knowledge of the Corporation, the Alternative Solutions Financial Statements have been prepared in accordance with U.S. GAAP, contain no misrepresentations, and with respect to the audited comparative consolidated financial statements of the Corporation as at and for the year ended December 31, 2017 and 2016 only present fairly, in all material respects, the financial condition of Alternative Solutions on a consolidated basis as at the date thereof and the results of the operations and cash flows of Alternative Solutions on a consolidated basis for the period then ended and contain and reflect adequate provisions or allowance for all reasonably anticipated liabilities, expenses and losses of Alternative Solutions on a consolidated basis that are required to be disclosed in such financial statements and there has been no material change in accounting policies or practices of Alternative Solutions since December 31, 2016;

(bb)
there are no material liabilities of the Corporation or the Subsidiary whether direct, indirect, absolute, contingent or otherwise required to be disclosed in the Financial Statements which are not disclosed or reflected in the Financial Statements, except those incurred in the ordinary course of business or disclosed in the Disclosure Documents since June 20, 2017;

(cc)
there are no off-balance sheet transactions, arrangements or obligations (including contingent obligations) of the Corporation or the Subsidiary with unconsolidated entities or other persons that may have a material current or future effect on the financial condition, changes in financial condition, results of operations, earnings, cash flow, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses of the Corporation or any Subsidiary or that would reasonably be expected to be material to an investor in making a decision to purchase the Special Warrants;

(dd)
all taxes (including income tax, capital tax, payroll taxes, employer health tax, workers’ compensation payments, property taxes, sales taxes, custom and land transfer taxes), duties, royalties, levies, imposts, assessments, reassessments, deductions, charges or withholdings and all liabilities with respect thereto including any penalty and interest payable with respect thereto (collectively, “Taxes”) due and payable by the Corporation and the Subsidiary have been paid or accrued, except where the failure to pay such Taxes would not constitute an adverse material fact in respect of the Corporation or the Subsidiary or have a Material Adverse Effect.  All tax returns, declarations, remittances and filings required to be filed by the Corporation and the Subsidiary have been filed with all appropriate Governmental Authorities and all such returns, declarations, remittances and filings are complete and accurate and no material fact or facts have  been omitted therefrom which would make any of them misleading, except where the failure to file such documents would not constitute an adverse material fact in respect of the Corporation or the Subsidiary or have a Material Adverse Effect.  Other than as disclosed in writing to the Agent, to the knowledge of the Corporation, no examination of any tax return of the Corporation is currently in progress and there are no issues or disputes outstanding with any Governmental Authority respecting any Taxes that have been paid, or may be payable, by the Corporation or the Subsidiary, in any case except where such examinations, issues or disputes would not constitute an adverse material fact in respect of the Corporation or have a Material Adverse Effect;

(ee)
the Corporation maintains a system of internal accounting controls sufficient to provide reasonable assurances that: (A) transactions are executed in accordance with management’s general or specific  authorization; and  (B)  transactions  are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain accountability for assets;

(ff)
except as disclosed in the Financial Statements the Corporation is not party to any Debt Instrument or any agreement, contract or commitment to create, assume or issue any Debt Instrument and does not have any loans or other indebtedness outstanding which has been made to any of its shareholders, officers, directors or employees, past or present, or any person not dealing at arm’s length with the Corporation (as such term is defined in the Tax Act). The Corporation has not guaranteed the obligations of any person;

(gg)
the Corporation’s auditors, who audited the Financial Statements and who provided their respective audit report thereon, are independent public accountants as required under applicable Securities Laws and there has never been a reportable event (within the meaning of NI 51-102) between the Corporation and the Corporation’s auditors;

(hh)
during the previous 12 months, the Corporation has not, directly or indirectly, declared or paid any dividend or declared or made any other distribution on any of its shares or securities of any class, or, directly or indirectly, redeemed, purchased otherwise acquired any of its Common Shares or securities or agreed to do any of the foregoing;
(ii)
no legal or governmental proceedings or inquiries are pending to which the Corporation or the Subsidiary is a party or to which their property or assets are subject that would result in the revocation or modification of any certificate, authority, permit or license necessary to conduct the business now owned or operated by the Corporation or the Subsidiary which, if the subject of an unfavourable decision, ruling or finding could reasonably be expected to have a Material Adverse Effect and, to the knowledge of the Corporation, no such legal or governmental proceedings or inquiries have been threatened against or are contemplated with respect to the Corporation, the Subsidiary or their property or assets;

(jj)	the assets of each of the Corporation and the Subsidiary and their businesses and operations are not insured;
(kk)
other than federal U.S. restrictions on patents and trademarks in connection with U.S. Marijuana Laws, each of the Corporation, its Subsidiary either owns or has a license to use all proprietary rights provided in law and at equity to all patents, trademarks, copyrights, industrial designs, software, trade secrets, know-how, concepts, information and other intellectual and industrial property (collectively, “Intellectual Property”) necessary to permit the Corporation, the Subsidiary to conduct their respective businesses as currently conducted.  None of the Corporation or the Subsidiary has received any notice nor does the Corporation or any Subsidiary have knowledge of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances that would render any Intellectual Property invalid or inadequate to protect the interests of the Corporation or the Subsidiary therein and which infringement or conflict (if subject to an unfavourable decision, ruling or finding) or invalidity or inadequacy would have a Material Adverse Effect;

(ll)
except where such steps are limited due to federal U.S. restrictions on patents and trademarks in connection with U.S. Marijuana Laws, the Corporation and the Subsidiary has taken all reasonable steps to protect its owned Intellectual Property in those jurisdictions where, in the reasonable opinion of the Corporation, the Corporation and/or each Subsidiary carries on a sufficient business to justify such filings;

(mm)
there are no material restrictions on the ability of the Corporation or the Subsidiary to use all rights in the Intellectual Property required in the ordinary course of the business of the Corporation or the Subsidiary, as applicable.  None of the rights of the Corporation or the Subsidiary in the Intellectual Property will be impaired or affected in any way by the transactions contemplated by this Agreement;

(nn)	neither the Corporation nor any Subsidiary has received any notice or claim (whether written or oral) challenging its ownership or right to use of any Intellectual

Property or suggesting that any other person has any claim of legal or beneficial ownership or other claim or interest with respect thereto;
(oo)	none of the rights of the Corporation or any Subsidiary in the Intellectual Property will be impaired or affected in any way by the transactions contemplated by this Agreement;
(pp)
other than as set out in the Disclosure Documents, there are no material restriction on the ability of the Corporation or the Subsidiary to use and exploit all rights in the Intellectual Property required in the ordinary course of business of the Corporation or the Subsidiary;

(qq)
all registrations of Intellectual Property are in good standing and are recorded in the name of the Corporation or one of the Subsidiary, or in the name of the parties that have licensed that Intellectual Property to the Corporation or the Subsidiary, as applicable, in the appropriate offices to preserve the rights thereto.  Other than as would not have a Material Adverse Effect, all such registrations have been filed, prosecuted and obtained in accordance with all applicable legal requirements and are currently in effect and in compliance with all applicable legal requirements.  No registration of Intellectual Property has expired, become abandoned, been cancelled or expunged, or has lapsed  for failure to be renewed or maintained, except where such expiration, abandonment cancellation, expungement or lapse would not have a Material Adverse Effect;

(rr)
the Material Agreements are the only material contracts (as defined under Securities Laws) of the Corporation and the Subsidiary on a consolidated basis.  All of the Material Agreements and Debt Instruments of the Corporation and of the Subsidiary have been disclosed in the Disclosure Documents and each is valid, subsisting, in good standing in all material respects and in full force and effect, enforceable in accordance with the terms thereof. The Corporation and the Subsidiary have performed all obligations (including payment obligations) in a timely manner under, and are in material compliance with, all terms, conditions and covenants (including all financial maintenance covenants) contained in each Material Agreement and Debt Instrument. None of the Corporation or the Subsidiary is in material violation, breach or default and none has received any notification from any party claiming that the Corporation or the Subsidiary is in breach, violation or default under any Material Agreement or Debt Instrument and no other party, to the knowledge of the Corporation, is in material breach, violation or default of any term under any Material Agreement or Debt Instrument.  None of the properties (or any interest in, or right to earn an interest in, any property) of the Corporation or a Subsidiary is subject to any right of first refusal or purchase or acquisition right;

(ss)
other than disclosed in the Disclosure Documents, none of the directors, officers or  employees of the Corporation or the Subsidiary, any person who owns, directly or indirectly, more than 5% of any class of securities of the Corporation or any associate or affiliate of any of the foregoing, had or has any material interest, direct or indirect, in any transaction or any proposed transaction (including, without limitation, any loan made to or by any such person) with the Corporation which, as the case may be, materially affects, is material to or will materially affect the Corporation or the Subsidiary, except as disclosed in the Financial Statements or related management’s discussion and analysis;

(tt)
the Corporation is not party to any agreement, nor is the Corporation aware of any agreement, which in any manner affects the voting control of any of the securities of the Corporation or the Subsidiary;

(uu)
none of the Corporation or any of the Subsidiary is a party to, bound by or, to the knowledge of the Corporation, affected by any commitment, agreement or document containing any covenant which expressly and materially limits the freedom of the Corporation or the Subsidiary to compete in any line of business, transfer or move any of its respective assets or operations or which adversely materially affects the business practices, operations or condition of the Corporation or the Subsidiary;

(vv)
neither the Corporation nor the Subsidiary has ever been in violation of, in connection with the ownership, use, maintenance or operation of the property and assets thereof, any applicable Environmental Laws which could reasonably be expected to have a Material Adverse Effect;

(ww)
the authorized capital of the Corporation consists of 250,000,000 Common  Shares and 20,000,000 preferred shares of which, as at the date hereof  (prior to the completion of the Offering), 51,936,972 Common Shares are issued and outstanding as fully paid and non-assessable shares in the capital of the Corporation and nil preferred shares are outstanding.  Other than as disclosed in the Financial Statements (and subsequent Disclosure Documents and publicly available filings of the Corporation) and other than stock options issued under the Corporation’s stock option plan, there are no outstanding rights, warrants, options, convertible debt or any other securities or rights capable of being converted into, or exchanged or exercised for, any Common Shares of the Corporation;

(xx)	Vstock Transfer, LLC at its principal offices in Woodmere, New York, has been duly appointed as registrar and transfer agent for the Common Shares;
(yy)
Odyssey Trust Company, at its principal offices in  Calgary, Alberta, has been, as of the Closing Date, duly appointed as Special Warrant Agent and as Warrant Agent under the Special Warrant Indenture and the Warrant Indenture, respectively;

(zz)
the issue of the Special Warrants and the Compensation Warrants and issuance and  delivery of the Common Shares, Warrants and Warrant Shares issuable thereunder, as applicable, will not be subject to any pre-emptive right or other contractual right to purchase securities granted by the Corporation or to which the Corporation is subject that has not been waived, subject to the rights of first refusal and other rights contained in the copies engagement letters to which the Corporation is a party provided to the Agent’ counsel, certain of which rights have been waived by the parties thereto.  No holder of outstanding shares in the capital of the Corporation is at the Closing Time or will be following the Closing Time entitled to any pre-emptive or any similar rights to subscribe for any Common Shares or other securities of the Corporation;

(aaa)
neither the Corporation nor the Subsidiary is and has ever been in violation of, in connection with the ownership, use, maintenance or operation of the property and assets thereof, any Environmental Laws which could reasonably expected to have a Material Adverse Effect;

(bbb)
with respect to each of the Leased Premises, the Corporation and the Subsidiary, as applicable, occupies the Leased Premises and has the exclusive right to occupy and use the Leased Premises and each of the leases pursuant to which the Corporation or any Subsidiary, as applicable, occupies the Leased Premises is in good standing and in full force and effect.  The performance of obligations pursuant to and in compliance with the terms of this Agreement and the completion of the transactions described herein by the Corporation, will not afford any of the parties to such leases or any other person the right to terminate such leases or result in any additional or more onerous obligations under such leases;

(ccc)	each of the Corporation and the Subsidiary has all Environmental Permits and is in compliance with any material requirements thereof;
(ddd)
there are no pending or, to the knowledge of the Corporation, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigation or proceedings relating to any Environmental Laws against the Corporation or any Subsidiary, which if determined adversely, would reasonably be expected to have a Material Adverse Effect;

(eee)
none of the Corporation or the Subsidiary has used the Leased Premises or any facility which it previously owned or leased, to generate, manufacture, process, distribute, use, treat, store, dispose of, transport or handle any Hazardous Materials;

(fff)
as of the date hereof, there are no past unresolved, pending or (to the knowledge of the Corporation) threatened claims, complaints, notices or requests for information with respect to any alleged violation of any Law and no conditions exist at, on or under any Leased Premises which, with the passage of time, or the giving of notice or both, would give rise to liability under any Law that, individually or in the aggregate, has or may reasonably be expected to have  a Material  Adverse Effect with respect to the Corporation or the Subsidiary;

(ggg)
other than the U.S. Marijuana Laws and as publicly disclosed or publicly available, the Corporation is not aware of any licensing or legislation, regulation, by-law or other lawful requirement of any Governmental Authority having lawful jurisdiction over the Corporation presently in force or, to its knowledge, proposed to be brought into force, or any pending or contemplated change to any licensing or legislation, regulation, by-law or other lawful requirement of any Governmental Authority having lawful jurisdiction over the Corporation or any Subsidiary presently in force, that the Corporation anticipates the Corporation or any Subsidiary will be unable to comply with or which could reasonably be expected to materially adversely affect the business of the Corporation or any Subsidiary or the business environment or legal environment under which such entity operates;

(hhh)
each of the Corporation and the Subsidiary is in compliance with all laws respecting employment and employment practices, terms and conditions of employment, pay  equity and wages, except where non-compliance with such laws could not reasonably be expected to have a Material Adverse Effect;

(iii)	the Corporation has not withheld from the Agent any material fact relating to the Corporation, any Subsidiary or to the Offering;
(jjj)
the minute books and corporate records of the Corporation and the Subsidiary for the period from incorporation to the date hereof made available to the Agent contain copies of all proceedings (or certified copies thereof or drafts thereof pending approval) of the shareholders and the directors (or any committee thereof) thereof and there have been no other meetings, resolutions or proceedings of the shareholders or directors of the Corporation or the Subsidiary to the date hereof not reflected in such corporate records, other than those related to this transaction, copies of which have been provided to the Agent, or those which are not material to the Corporation or the Subsidiary;

(kkk)
subject to the rights of first refusal and other rights contained in the copies engagement letters to which the Corporation is a party provided to the Agent’s counsel, certain of which rights have been waived by the parties thereto, other than the Agent, there is no person acting or purporting to act at the request or on behalf of the Corporation that is entitled to any brokerage or finder’s fee or other compensation in connection with the transactions contemplated by this Agreement;

(lll)
the Corporation has made available and provided to the Agent (and its counsel), and, on a timely basis, shall make available and provide to the Agent (and its counsel), all material agreements, arrangements and understandings in connection with the Proposed Acquisition and any of the other transactions contemplated in connection therewith and copies of all written reports produced in the course of its due diligence investigation of the business and affairs of Alternative Solutions;

(mmm)
the Corporation is not aware, based on its due diligence to date of Alternative Solutions, including financial, legal and technical due diligence, of any fact or circumstance which would be likely to have a Material Adverse Effect on the Corporation and its Subsidiary on a consolidated basis following completion of the Proposed Acquisition;

(nnn)
the Proposed Acquisition has been approved by the board of directors of the Corporation and no further approval or consent will be required from the board of directors or any third party that will not be completed in order for the Corporation to complete the Proposed Acquisition;

(ooo)	the net proceeds of the Offering will be used to fund the purchase price for the Proposed Acquisition and for capital expenditures and general corporate purposes;
(ppp)
upon satisfaction of the Escrow Release Conditions, other than the Corporation, there is no person that is or will be entitled to demand the proceeds of this Offering under the terms of any agreement or instrument to which the Corporation is party (including any Debt Instrument or Material Agreement) or otherwise;

(qqq)
neither the Corporation nor any Subsidiary is required to obtain any permits or licenses pursuant to the Access to Cannabis for Medical Purposes Regulations or any other permits from Health Canada or any similar federal, provincial, state or municipal regulatory body or self-regulatory body in connection with the conduct of their respective businesses as currently conducted;

(rrr)
all product research and development activities, including quality assurance, quality control, testing, and research and analysis activities, conducted by the Corporation and the Subsidiary in connection with their business is being conducted in compliance, in all material respects, with all industry, laboratory safety, management and training standards applicable to its current and proposed business, and all such processes, procedures and practices, required in connection with such activities are in place as necessary and are being complied with, in all material respects;

(sss)
the Corporation and the Subsidiary have complied, in all material respects, with all applicable privacy and consumer protection legislation and none has collected, received, stored, disclosed, transferred, used, misused or permitted unauthorized access to any information protected by privacy laws, whether collected directly or from third parties, in an unlawful manner.  The Corporation and the Subsidiary have taken all reasonable steps to protect personal information against loss or theft and against unauthorized access, copying, use, modification, disclosure or other misuse;

(ttt)
neither the Corporation nor any Subsidiary nor, to the Corporation’s knowledge, any of their affiliates, directors or officers or any agent, employee or affiliate of the Corporation or any Subsidiary, is aware of or has taken any action, directly or indirectly, that could result in a violation by such persons of applicable laws relating to terrorism and money laundering, including the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), the Corruption of Foreign Public Officials Act (Canada), the Foreign Corrupt Practices Act of 1977 (United States), as amended, and the rules and regulations thereunder or any other similar anticorruption law to which the Corporation or any Subsidiary may be subject (collectively, the “Acts”), including, without limitation, making any bribe, rebate, payoff, influence payment, kickback or other unlawful payment or making use of mails or any means or instrumentality of interstate commerce in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value or benefit to any “foreign official” or “public official” (as such terms are defined in the applicable Acts) or any foreign political party or official thereof or any candidate for foreign political office, or any third party or any other person to the benefit of the foregoing, in contravention of the Acts, and the Corporation, each Subsidiary, and their affiliates have conducted their businesses in compliance with the Acts and will implement and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith; and

(uuu)
the Corporation is not and immediately after receipt of payment for the Special Warrants, will not be required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 10.   Covenants of the Corporation
The Corporation covenants with the Agent that the Corporation shall during the period from the date of this Agreement until the first to occur of (i) the Qualification Date, and (ii) the day that is four months and one day after the Proposed Acquisition:
(a)
promptly provide to the Agent copies of any filings made by the Corporation or the Subsidiary of information relating to the Offering with any Securities Commissions or any regulatory body in Canada, United States or any other jurisdiction;

(b)
promptly provide to the Agent drafts of any press releases and other public documents of the Corporation relating to the Offering for review by the Agent prior to issuance, and give the Agent a reasonable opportunity to provide comments on any such press release or other public document, subject to the Corporation’s timely disclosure obligations under applicable Securities Laws;

(c)	from the time it has filed a Preliminary Qualification Prospectus, promptly inform the Agent in writing of the particulars of:
(i)
any material change (whether actual, anticipated, contemplated or proposed by, or threatened), financial or otherwise, in the assets, liabilities (contingent or otherwise), business, affairs, prospects, operations, cash flow or capital of the Corporation and its Subsidiary, taken as a whole;

(ii)
any material fact which has arisen or has been discovered or any new material fact which would have been required to have been stated in the Offering Documents had that fact arisen or been discovered on, or prior to, the date of  any of the Offering Documents, as the case may be; or

(iii)	any change in any material fact (which for the purposes of this Agreement shall be deemed to include the disclosure of any previously undisclosed material fact or any new material fact) contained or incorporated by reference in any of the Offering Documents or whether any event or state of facts has occurred after the date of this Agreement, which, in any case, is of such a nature as to render any of the Offering Documents untrue or misleading in any material respect or to result in any misrepresentation in any of the Offering Documents including as a result of any of the Offering Documents containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not false or misleading in the light of the circumstances in which it was made, which would result in any Offering Document not complying with applicable Securities Laws or which would reasonably be expected to have an effect on the market price or value of the Common Shares;

(iv)
advise the Agent, promptly after receiving notice or obtaining knowledge thereof, during the period shall during the period from the date of this Agreement until the first to occur of the Qualification Date, and (ii) the day that is four months and one day after the Closing Date: (i) the issuance by any Securities Commission or similar regulatory authority of any order suspending or preventing the use of any Offering Document; (ii) the suspension of the qualification of the Units issuable upon exercise of the Special  Warrants in any of the Qualifying Jurisdictions; (iii) the institution, threatening or contemplation of any proceeding for any such purposes; (iv) any requests made by any Securities Commission or similar regulatory authority for information amending or supplementing any of the Offering Documents or for additional information; (v) the receipt by the Corporation of any material communication, whether written or oral, from any Securities Commission or similar regulatory authority or any stock exchange, relating to the distribution of the Units issuable upon exercise of the Special Warrants; (vi) the receipt by the Corporation of any material communication, whether written or oral, from any Securities Commission, the CSE, or any other competent authority, relating to the Offering or any Offering Document; (vii) any notice for other correspondence received by the Corporation from any Governmental Authority and any requests from such bodies for information, a meeting or a hearing relating to the Corporation, the Offering, the issue and sale of the Special Warrants, the issue of the Units issuable upon exercise of the Special Warrants or any other event or state of affairs that could, individually, or in the aggregate, have a Material Adverse Effect; or (viii) the issuance by any Securities Commission, the CSE, or any other competent authority, including any other Governmental Authority, of any order to cease or suspend trading or distribution of any securities of the Corporation or of the institution, threat of institution of any proceedings for that purpose or any notice of investigation that could potentially result in an order to cease or suspect trading or distribution of any securities of the Corporation, and will use its commercially reasonable efforts to prevent the issuance of any order referred to in (i) and (viii) above and, if any such order is issued, to obtain the withdrawal thereof as quickly as possible;
(d)
comply with Sections 6.5 and 6.6 of NI 41-101 and with the comparable provisions of the other relevant Canadian Securities Laws. The Corporation will promptly prepare and file with the Securities Commissions any Supplementary Material which in the opinion of the Agent and the Corporation, each acting reasonably, may be necessary or advisable, and will otherwise comply with all legal requirements necessary to continue to qualify the Units issuable upon exercise of the Special Warrants for distribution.  If the Corporation and the Agent in good faith disagree as to whether a change, fact or event requires the filing of any Supplementary Material in compliance with Sections 6.5 or Section 6.6 of NI 41-101, the Corporation will prepare and file promptly at the request of the Agent any Supplementary Material which, in the opinion of the Agent, acting reasonably, may be necessary or advisable.  Upon receipt of any Supplementary Material the   Agent shall, as soon as possible, send such Supplementary Material to Purchasers of the Special Warrants;

(e)
in addition to the provisions of Section 9(a) - Section 9(f) hereof, the Corporation shall, in good faith discuss with the Agent any circumstance, change, event or fact contemplated in Section 9(a) – Section 9(f) hereof which is of such a nature that there is or could be reasonable doubt as to whether notice should be given to the Agent under Section 9(a) – Section 9(f) hereof and shall consult with the Agent with respect to the form and content of any Supplementary Material proposed to be filed by the Corporation, it being understood and agreed that no such Supplementary Material shall be filed with any Securities Commission prior to the review and approval thereof by the Agent, acting reasonably;

(f)
deliver to the Agent prior to the filing of the Preliminary Qualification Prospectus and Final Qualification Prospectus, a copy thereof signed and certified as required by the applicable Canadian Securities Laws;

(g)
advise the Agent, promptly after receiving notice thereof, of the time when the Preliminary Qualification Prospectus, the Final Qualification Prospectus, any Marketing Materials and any Supplementary Material has been filed and receipts therefor (if any) have been obtained pursuant to the Canadian Securities Laws and will provide evidence reasonably satisfactory to the   Agent of each such filing and copies of such receipts;

(h)	use the net proceeds of the Offering in the manner specified in the Disclosure Documents;
(i)
concurrently with the filing of the Final Qualification Prospectus with the Canadian Securities Commissions, file or cause to be filed with the CSE all necessary documents and shall take or cause to be taken all necessary steps to ensure that the Corporation has obtained all necessary approvals for the Common Shares and

Warrant Shares issuable upon exercise of the Special Warrants and Compensation Warrants to be listed on the CSE;
(j)
until the date that is three years following the Closing Date, use its commercially reasonable efforts to remain, and to ensure the Subsidiary remains, a corporation validly subsisting under the laws under which it is currently subsisting, licensed, registered or qualified as an extra-provincial or foreign corporation in all jurisdictions where the character of its properties owned or leased or the nature of the activities conducted by it make such licensing, registration or qualification necessary and shall carry on its business in the ordinary course and in compliance in all material respects  with all applicable Laws of each such jurisdiction, provided that the Corporation shall not be required to comply with the terms of this Section 9(m) following the completion of a merger, amalgamation, arrangement, business combination or take-over bid pursuant to which the Corporation ceases to be a “distributing corporation” (within the meaning of the Business Corporations Act (Ontario);

(k)
other than in the event of an acquisition of all of the issued and outstanding Common Shares by way of take-over bid merger, amalgamation, plan of arrangement or similar transaction, until the date that is three years following the Closing Date, use commercially reasonable efforts to maintain its status as a “reporting issuer” under the Securities Laws of a jurisdiction of Canada, not in default of any requirement of such Securities Laws;

(l)
other than in the event of an acquisition of all of the issued and outstanding Common Shares by way of take-over bid merger, amalgamation, plan of arrangement or similar transaction, until the date that is three years following the date of listing of Common Shares on the CSE, use commercially reasonable efforts to maintain the listing of the Common Shares on the CSE or another recognized stock exchange or quotation system in Canada;

(m)
duly execute and deliver the Transaction Documents at the Closing Time and comply with and satisfy all terms, conditions and covenants therein contained to be complied with or satisfied by the Corporation;

(n)	fulfil or cause to be fulfilled, at or prior to the Closing Time each of the conditions required to be fulfilled by it set out in Section 9 hereof;
(o)
ensure that at the Closing Time the Special Warrants and the Compensation Warrants are duly and validly created, authorized and issued and shall have attributes corresponding in all material respects to the description set forth in the Special Warrant Indenture and this Agreement, respectively;

(p)
ensure that, at the Closing Time, the Common Shares and Warrants issuable upon exercise of the Special Warrants and the Compensation Warrants, respectively, have been duly authorized and validly allotted for issuance by the Corporation and shall, upon issuance in accordance with  terms of the Special Warrants and the

Compensation Warrant Certificate, as applicable, be outstanding, and in respect of the Common Shares, as fully paid securities of the Corporation;
(q)
ensure that, at the Closing Time, the Warrant Shares have been duly authorized and validly allotted and reserved for issuance by the Corporation and shall, upon issuance in accordance with terms of the Warrant Indenture, be outstanding as fully paid and non- assessable shares in the capital of the Corporation;

(r)
in the event that a Purchaser who acquires Common Shares and Warrants upon exercise or deemed exercise of the Special Warrants is or becomes entitled under Canadian Securities Laws to the remedy of rescission by reason of a misrepresentation in the Final Qualification Prospectus, or any Supplementary Material, the Corporation hereby agrees that such holder shall, subject to available defences and any limitation period under Canadian Securities Laws, be entitled to rescission not only of the holder’s exercise or deemed exercise of its Special Warrants, but also of the private placement transaction under this Agreement pursuant to which the Special Warrants were initially acquired (i.e. the Offering), and shall be entitled in connection with such rescission to a full refund of all consideration paid to the Corporation on the acquisition of the Special Warrants.  The Corporation agrees that the foregoing rights shall be described in the Preliminary Qualification Prospectus, the Final Qualification Prospectus and any Supplementary Material, and the Corporation agrees to and shall comply with such contractual right of rescission;

(s)
for the period of 90 days following the date of listing of the Common Shares on the CSE, the Corporation will not, directly or indirectly, offer, issue, sell, grant, secure, pledge, or otherwise transfer, dispose of or monetize, or engage in any hedging transaction, or enter into any form of agreement or arrangement the consequence of which is to alter economic exposure to, or announce any intention to do so, in any manner whatsoever, any Common Shares or securities convertible into, exchangeable for, or otherwise exercisable to acquire Common Shares or other equity securities of the Corporation, without the prior written consent of the Agent (such consent not to be unreasonably withheld or delayed), other than in conjunction with: (i) the grant or exercise of stock options and other similar issuances pursuant to the share incentive plan of the Corporation and other share compensation arrangements; (ii) outstanding warrants; (iii) obligations in respect of existing agreements; and (iv) the issuance of securities in connection with property or share acquisitions in the normal course of business, provided that any Common Shares or securities convertible, exercisable or exchangeable for Common Shares issued in such financings shall not be freely tradable in Canada prior to the Special Warrants having been exercised and the Common Shares and Warrants issued upon such exercise being freely tradable in Canada (subject to restrictions on control block distributions);

(t)
use its best efforts to cause each of its directors, officers and all 5.0% shareholders of the Corporation to enter into lock-up agreements in a form satisfactory to the Corporation and the Agent, in both cases acting reasonably, which shall be negotiated in good faith and contain customary provisions, pursuant to which each such person agrees to not, directly or indirectly, offer, sell, contract to sell, grant or sell any option to purchase, purchase any option or contract to sell, hypothecate, pledge, transfer, assign, lend, swap, or enter into any other agreement to transfer the economic consequences of, or otherwise dispose of or deal with (or agree to or publicly announce any intention to do any of the foregoing) whether through the facilities of a stock exchange, by private placement or otherwise, any Common Shares or other securities of the Corporation convertible into, exchangeable for or exercisable to acquire, Common Shares, directly or indirectly, unless (i) such person first obtain the prior consent of the Agent, such consent not to be unreasonably withheld, or (ii) there occurs a take-over bid or similar transaction involving a change of control of the Corporation, until the date that is 6 months from the date of listing of Common Shares on the CSE;

(u)
as promptly as practicable after becoming aware of such event, notify the Agent of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, rescission or removal of such stop order or other suspension; and

(v)
promptly do, make, execute or deliver, or cause to be done, made, executed or delivered, such further acts, documents and things for the purpose of giving effect to this Agreement and the transactions contemplated herein.

Section 11.  Closing
The purchase and sale of the Special Warrants shall be completed at the Closing Time at the offices of Cassels Brock & Blackwell LLP in Toronto, Ontario or at such other place as the Agent and the Corporation may agree. At the Closing Time, the Corporation shall (i) deliver certificates representing, as requested, the Special Warrants to the Agent registered in accordance with the instructions in each properly completed and accepted Subscription Agreement or in such other name or names as the Agent may notify the Corporation in writing not less than 24 hours prior to the Closing Time; and (ii) deliver certificates representing the Compensation Warrants, against payment by the Agent to the Escrow Agent, at the direction of the Corporation, as applicable, of the Escrowed Proceeds, by wire transfer, or if permitted by applicable Law, certified cheque or bank draft, in Canadian currency payable at par in Toronto, Ontario, together with a receipt signed by the Agent for such electronic deposit and for receipt of the Agent’s Commission and such estimated expenses. As soon as practicable following the Closing Time, the Agent shall submit an invoice with respect to the actual reasonable out of-pocket fees and expenses of the Agent and their counsel payable by the Corporation pursuant to Section 19.  In the event that the actual reasonable out- of-pocket fees and expenses of the Agent and their counsel payable by the Corporation is less than the estimated amount thereof paid to the Agent on Closing, the Agent shall reimburse the Corporation for the amount of such difference.  In the event that the actual reasonable out-of-pocket fees and expenses of the Agent and its counsel payable by the Corporation is greater than the estimated amount thereof paid to the Agent on Closing, the Corporation shall promptly pay the amount of such difference to the Agent.

Section 12.  Termination Rights
(a)	The Agent shall be entitled to terminate their obligations hereunder by written notice to that effect given to the Corporation at or prior to the Closing Time if:
(i)
Restrictions on Distribution.  Any inquiry, action, suit, investigation or other proceeding (whether formal or informal), including matters of regulatory transgression or unlawful conduct, is commenced, announced or threatened or any order is made or issued under or pursuant to any federal, provincial, state, municipal or other governmental department, commission,  board,  bureau, agency or instrumentality (including without limitation the CSE or any securities regulatory authority) or there is any enactment or change in any law, rule or regulation, or the interpretation or administration thereof, which, in  the reasonable opinion of the Agent, could operate to prevent, restrict or otherwise seriously adversely affect in any manner the distribution or trading of the Special Warrants or the market price or value of the Common Shares;

(ii)
Material Change.  There shall occur or come into effect any material change in the business, affairs, financial condition, prospects, capital or control of the Corporation and its subsidiaries, taken as a whole, or any change in any material fact or new material fact, or there should be discovered any previously undisclosed fact which, in each case, in the reasonable opinion of the Agent, has or could reasonably be expected to have a significant effect on the market price or value or marketability of the Special Warrants;

(iii)
Disaster Out.  There should develop, occur or come into effect or existence any event, action, state, or condition or any action, law or regulation, inquiry, including, without limitation, terrorism, accident or major financial, political or economic occurrence of national or international consequence, or any action, government, law, regulation, inquiry or other occurrence of any nature, which in the reasonable opinion of the Agent, seriously adversely affects or involves, or may seriously adversely affect or involve, the financial markets in Canada or the United States or the business, operations or affairs of the Corporation or the marketability of the Special Warrants;

(iv)	Market Out. The state of the financial markets in Canada or the United States is such that in the reasonable opinion of the Agent, the Special Warrants cannot be marketed profitably;
(v)
Breach.  The Corporation is in breach of any material term, condition or covenant of this Agreement or any representation or warranty given by Corporation becomes or is false in any material respect; or

(vi)
Due Diligence.  The due diligence investigations performed by the Agent or its representatives reveal any material information or fact, which, in the sole opinion of the Agent, acting reasonably, is materially adverse to the Corporation or its business, or materially adversely affects the price or value of the Special Warrants.

(b)
The rights of termination contained in this Section 12 as may be exercised by the Agent and are in addition to any other rights or remedies the Agent may have in respect of any default, act or failure to act or non-compliance by the Corporation in respect of any of the matters contemplated by this Agreement or otherwise.  Any such termination shall not discharge or otherwise affect any obligations or liability of the Corporation provided herein or prejudice any other rights or remedies any party may have as a result of any breach, default or non-compliance by any other party.  Notwithstanding the foregoing sentence, in the event of any such termination, there shall be no further liability on the part of the Agent to the Corporation or on the part of the Corporation to the Agent except in respect of any liability which may have arisen prior to or which may arise after such termination under Section 13, Section 17 and Section 19.  A notice of termination given by one Agent under Section 12 shall not be binding upon the other Agent.

Section 13.   All Terms to be Conditions
The Corporation agrees that the conditions contained in Section 8 will be complied with insofar as the same relate to acts to be performed or caused to be performed by the Corporation and that it will use its commercially reasonable efforts to cause all such conditions to be complied with.  Any breach or failure to comply with any of the conditions set out in Section 8 shall entitle the Agent (or any of them) to terminate this Agreement by written notice to that effect given to the Corporation at or prior to the Closing Time.  It is understood that  the Agent may waive, in whole or in part, or extend the time for compliance with, any of such terms and conditions without prejudice to the rights of the Agent in respect of any such terms and conditions or any other or subsequent breach or non-compliance, provided that to be binding on the Agent any such waiver or extension must be in writing.
Section 14.  Right of First Refusal.
(a)
The Corporation will notify the Agent of the terms of any further equity financing, corporate finance, or professional, sponsorship or advisory services performed (or normally performed) by a broker or investment dealer that the Corporation requires or proposed to obtain during the 12 months following the date that the Common Shares of the Corporation are listed on a recognized Canadian stock exchange (the “Subsequent Financing”) and the Agent will have the right of first refusal to act as lead selling agents in connection with any such financing.

(b)
The right of first refusal described in Section 12(a) must be exercised by the Agent within 3 Business Days following the receipt of the notice referred to Section 12(a) by notifying the Corporation that it: (i) will act as selling agent on the terms set out in the notice or subject to agreeing to the terms and conditions, as the case may be;

and/or (ii) will act as the Corporation’s sponsor in connection with the Subsequent Financing, as applicable.
(c)
If the Agent fails to give notice within the 3 Business Days that it will act as selling agent for the Subsequent Financing upon the terms set out in the notice and/or sponsor for the Subsequent Financing, the Corporation will be free to make other arrangements to obtain financing from another source on the same terms or on terms no less favorable to the Corporation, and/or engage another sponsor for its Subsequent Financing, provided the arrangement with such agent or underwriter are entered into within 30 calendar days thereafter.

(d)
The right of first refusal will not terminate with respect to any future offerings and/or sponsorship of the Subsequent Financing if, on receipt of any notice from the Corporation under this Section 14, the Agent fails to exercise any of the rights.

(e)	The rights of first refusal granted under this Section 14 will terminate if the Offering is not completed.
(f)
The rights of first refusal granted under this Section 14 shall not apply to the issuance of securities of the Corporation in which the Corporation does not retain or propose to retain a registered dealer as an agent.

Section 15.   Alternative Transaction
In the event that the Corporation withdraws from the Offering after the date of this Agreement (except in the event that such withdrawal was the result of a breach or termination by the Agent of this Agreement) to complete an Alternative Transaction (which transaction is completed within 180 calendar days of the date of the Engagement Letter), the Corporation shall pay to the Agent promptly upon closing the Alternative Transaction a fee equal to the lesser of (i) the maximum amount of fees and commissions (including the Agent’s Commission, Corporate Finance Fee and Compensation Warrants) otherwise payable to the Agent under this Agreement calculated on the basis of the maximum Offering proposed hereunder; and (ii) the Agent’s fees and commissions (including the Agent’s Commission, Corporate Finance Fee and Compensation Warrants)) calculated based on the amount raised pursuant to the Alternative Transaction. An “Alternative Transaction” shall include any debt or equity offering or combination thereof in relation to the Corporation.

Section 16.    Indemnification
(a)
The Corporation agrees to indemnify and hold harmless the Agent and Selling Firms (if any) and each of their respective affiliates and subsidiaries and the respective directors, officers, partners, agents and employees and the Agent’s subsidiaries or affiliates (each an “Indemnified Party” and collectively, the “Indemnified Parties”) to the full extent lawful, from and against any and all losses, fees, expenses, claims (including shareholder actions, derivative or otherwise), actions, damages and liabilities, joint or several, including without limitation the aggregate amount paid in reasonable settlement of any actions, suits, proceedings, investigations or claims (but not including any amount for lost profits) and the reasonable fees and expenses of their counsel that may be incurred (collectively, the “Losses”) that may be suffered by, imposed upon or asserted against an Indemnified Party as a result of, in respect of, connected with or arising out of any third party action, suit, proceeding, investigation or claim that may be made or threatened against any Indemnified Party or in enforcing this indemnity (collectively the “Claims”) insofar as the Claims relate to, are caused by, result from, arise out of or are based upon, directly or indirectly, from or in consequence of the performance of professional services rendered to the Corporation by the Indemnified Parties hereunder or otherwise in connection with the Offering, excluding any Losses or Claims resulting from fraud, gross negligence or wilful misconduct, whether performed before or after the date hereof, or otherwise in connection with the matters referred to in this Agreement, including, without limitation:

(i)
any material breach of or default under any representation, warranty, covenant or agreement of the Corporation in this Agreement or the failure of the Corporation to comply with any of its obligations hereunder;

(ii)
any information or statement (except any information or statement relating solely to an Indemnified Party and provided in writing by the Indemnified Party for inclusion in such document) contained in any of the Offering Documents or any other document or material filed or delivered by or on behalf of the Corporation pursuant to this Agreement being or being alleged to be a misrepresentation or untrue or any omission or alleged omission to state in those documents any material fact required to be stated in those documents or necessary to make any of the statements therein not misleading in light of the circumstances in which they were made;

(iii)
any order made or any inquiry, investigation or proceeding instituted, threatened or announced by any court, securities regulatory authority, stock exchange or by any other competent authority, based upon any untrue statement, omission or misrepresentation or alleged untrue statement, omission or misrepresentation (except a statement, omission or misrepresentation relating solely to an Indemnified Party provided in writing by the Indemnified Party) contained in any of the Offering Documents or any other document or material filed or delivered by or on behalf of the Corporation pursuant to this Agreement, preventing or restricting the trading in or the sale or distribution of the Common Shares;

(iv)
the Corporation not complying with any requirement of the Canadian Securities Laws or U.S. Securities Laws, including the Corporation’s non-compliance with any statutory requirement to make any document available for inspection; or

(v)	any failure or alleged failure to make timely disclosure of a material change by the Corporation, where such failure or alleged failure occurs during the

Offering or during the period of distribution or where such failure relates to the Offering or the Special Warrants and may give or gives rise to any liability under any Law in any jurisdiction which is in force on the date of this Agreement.

(b)
The Corporation agrees to waive any right it may have of first requiring an Indemnified Party to proceed against or enforce any other right, power, remedy or security or claim payment from any other person before claiming under this indemnity.

(c)
The Corporation will not, without the Indemnified Party’s prior written consent, settle, compromise, consent to the entry of any judgment in or otherwise seek to terminate any Claim in respect of which indemnification may be sought hereunder (whether or not any Indemnified Party is a party thereto) unless the Corporation has acknowledged in writing that the Indemnified Parties are entitled to be indemnified in respect of such Claim and such settlement, compromise, consent or termination includes an unconditional release  of each Indemnified Party from any liabilities arising out of such Claim without any admission of negligence, misconduct, liability or responsibility by or on behalf of any Indemnified Party.

(d)
Promptly after receiving notice of a Claim against an Indemnified Party or receipt of  notice of the commencement of any investigation which is based, directly or indirectly, upon any matter in respect of which indemnification may be sought from the Corporation, the Indemnified Party will notify the Corporation in writing of the particulars thereof, provided that the omission so to notify the Corporation shall not relieve the Corporation of any liability which the Corporation may have to any Indemnified Party except and only to the extent that any such delay in or failure to give notice as herein required prejudices the defense of such Claim or results in any material increase in the liability which the Corporation has under this indemnity.  The Corporation shall have 14 days after receipt of the notice to undertake, conduct and control, through counsel of its own choosing and at its own expense, the settlement or defense of the Claim.  If the Corporation undertakes, conducts and controls the settlement or defense of the Claim, the relevant Indemnified Parties shall have the right to participate in the settlement or defense of the Claim.

(e)
Each Indemnified Party may retain separate legal counsel to act on such Indemnified Party’s behalf to separately represent it in the defense of a Claim, which shall be at the Corporation’s expense if (i) the Corporation does not promptly assume the defense of the Claim no later than 14 days after receiving actual notice of the Claim (as set forth above), (ii) the Corporation agrees to separate representation, or (iii) the Indemnified Party is advised by counsel that there is an actual or potential conflict in the Corporation’s and the Indemnified Party’s respective interests or additional defenses are available to the Indemnified Party, which makes representation by the same counsel inappropriate.

(f)	The Corporation agrees that in case any legal proceeding shall be brought against the Corporation and/or the Agent by any governmental commission or regulatory authority  or any stock exchange or other entity having regulatory authority, either domestic or foreign, shall investigate the Corporation and/or the Indemnified Parties shall be required to testify in connection therewith or shall be required to respond to procedures designed to discover information regarding, in connection with, or by reason of the performance of professional services rendered to the Corporation by the Agent, the Indemnified Parties shall have the right to employ their own counsel in connection therewith, and the reasonable fees and expenses of such counsel as well as the reasonable costs (including an amount to reimburse the Agent for time spent by the Indemnified Parties in connection therewith) and out-of-pocket expenses incurred by Indemnified Parties in connection therewith shall be paid by the Corporation as they occur.

(g)
To the extent that any Indemnified Party is not a party to this Agreement, the Agent shall obtain and hold the right and benefit of the above-noted indemnity in trust for and on behalf of such Indemnified Party.

(h)	The Corporation agrees to reimburse the Agent for the time spent by their personnel in connection with any Claim at their normal per diem rates.
(i)
The indemnity and the contribution obligations of the Corporation pursuant to Section 17 shall be in addition to any liability which the Corporation may otherwise have, shall  extend upon the same terms and conditions to the personnel of the Agent and shall be binding upon and enure to the benefit of any successors, assigns, heirs and personal representatives of the Corporation and any of the Indemnified Parties.  The foregoing provisions shall survive the completion of professional services rendered under this Agreement or any termination of the authorization given by this Agreement.

Section 17.   Contribution
In order to provide for a just and equitable contribution in circumstances in which the indemnity provided in Section 14 (other than in accordance with the terms hereof) would otherwise be available in  accordance with its terms but is unavailable to the Agent or the Indemnified Parties or insufficient to hold them harmless in respect of a Claim for any reason, the Corporation shall contribute to the amount paid  or payable by the Agent or the other Indemnified Party as a result of such Claim in such proportion as is appropriate to reflect not only the relative benefits received by the Corporation on the one hand and the Agent or any other Indemnified Party on the other hand but also the relative fault of the Corporation, the Agent or any other Indemnified Party as well as any relevant equitable considerations; provided that the Corporation shall in any event contribute to the amount paid or payable by the Agent or any other Indemnified Party as a result of such Claim any excess of such amount over the amount of the fees received by the Agent under this Agreement.
Section 18.  Advertisements
The Corporation shall, at the Agent’s request, issue a press release announcing the Offering, include a reference to the Agent and its role in any such release or communication, and ensure that any press release concerning the Offering complies with applicable law, including U.S. Securities Law restrictions in respect of general solicitation, general advertising and directed selling efforts.  If the Offering is successfully completed, the Corporation acknowledges and agrees that the Agent will be permitted to publish, at their own expense, public announcements or other communications relating to its services in connection with the Offering as it considers appropriate.
Section 19.   Expenses
The Corporation will be responsible for all expenses related to the Offering, whether or not the Offering is completed, including, but not limited to, the fees and disbursements of the Corporation’s legal counsel, the fees and disbursements of the Agent’s legal counsel (such fees not to exceed $250,000 without the prior consent of the Corporation, such consent not to be unreasonably withheld), the fees and disbursements of accountants and auditors, the fees and disbursements of translators, the fees and disbursements of technical consultants and other applicable experts, all other costs and expenses (excluding legal expenses) of the Agent, printing costs, filing fees, distribution fees, stock exchange fees, fees for other regulatory compliance, and all taxes payable in respect of any of the foregoing.  All such fees, disbursements and expenses shall be payable by the Corporation immediately upon receiving an invoice therefor from the Agent, or, at the option of the Agent, may be deducted from the gross proceeds of the Offering otherwise payable by the Agent to the Corporation at the Closing of the Offering.
Section 20.  Governing Law
This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.  The parties irrevocably attorn to the jurisdiction of the courts of the Province of Ontario, which will have non-exclusive jurisdiction over any matter arising out of this Agreement.

Section 21.  Survival of Warranties, Representations, Covenants and Agreements
Except as expressly set out herein, all warranties, representations, covenants and agreements of the Corporation and the Agent herein contained or contained in documents submitted or required to be submitted pursuant to this Agreement shall survive the closing of the Offering and shall continue in full force and effect for the benefit of the Agent, the Purchasers or the Corporation, as the case may be, regardless of the Closing of the sale of the Special Warrants, any subsequent disposition of the Special Warrants, the Common Shares, Warrants or Warrant Shares by the Purchasers or the termination of the Agent’s obligations under this Agreement for a period ending on the date that is two years following the Closing Date and shall not be limited or prejudiced by any investigation made by or on behalf of the Agent or the distribution of the Special Warrants or otherwise, and the Corporation agrees that the Agent shall not be presumed to know of the existence of a claim against the Corporation under this Agreement or any certificate delivered pursuant to this Agreement or in connection with the purchase and sale of the Special Warrants as a result of any investigation made by or on behalf of the Agent in accordance with the distribution of the Special Warrants or otherwise. In this regard, the Agent shall act as trustees for the Purchasers and accept these trusts and shall hold and enforce such rights on behalf of the Purchasers.
Section 22.   Notices
All notices or other communications by the terms hereof required or permitted to be given by one party to another shall be given in writing by personal delivery or by facsimile delivered or electronic delivery to such other party as follows:
(i)	to the Corporation at:
CLS Holdings USA, Inc
11767 South Dixie Highway.  Suite 115 Miami, Florida 33156
USA
Attention:    Jeff Binder, Chairman and CEO
E-Mail:          jb@power3net.com
with a copy (which shall not constitute notice hereunder) to:
Cassels Brock & Blackwell LLP Scotia Plaza, Ste.  2100
40 King Street West Toronto, Ontario M5H 3C2
Attention:    Cameron Mingay
E-Mail:          cmingay@casselsbrock.com
(ii)	to the Agent, to:
Canaccord Genuity Corp.
161 Bay Street, Suite 3000
Toronto, Ontario M5J 2S1
Attention:  Graham Saunders
Email:          GSaunders@canaccordgenuity.com

with a copy (which shall not constitute notice hereunder) to:
Bennett Jones LLP
1 First Canadian Place PO Box 130
Toronto, Ontario M5X 1A4
Attention:    Aaron Sonshine
E-Mail:          Sonshinea@bennettjones.com
or at such other address or e-mail address as may be given by either of them to the other in writing from time to time.  Each notice shall be personally delivered to the addressee or sent by electronic transmission to the addressee and: (i) a notice which is personally delivered shall, if delivered on a Business Day, be deemed to be given and received on that day and, in any other case, be deemed to be given and  received on the first Business Day following the day on which it is delivered; and (ii) a notice which is sent by electronic transmission shall be deemed to be given and received on the first Business Day following the day on which it is confirmed to have been sent.
Section 23.   Enforceability
To the extent permitted by applicable law, the invalidity or unenforceability of any particular provision of this Agreement will not affect or limit the validity or enforceability of the remaining provisions of this Agreement.
 Section 24.   Successors and Assigns
The terms and provisions of this Agreement will be binding upon and enure to the benefit of the Corporation and the Agent and their respective successors and assigns; provided that, except as otherwise provided in this Agreement, this Agreement will not be assignable by any party without the written consent of the others and any purported assignment without that consent will be invalid and of no force and effect.
Section 25.   Entire Agreement; Time of the Essence
This Agreement constitutes the entire agreement between the Agent and the Corporation relating to the subject matter hereof and supersedes all prior agreements between the Agent and the Corporation (including, for greater certainty, the Engagement Letter, except that the confidentiality provision with respect to the confidentiality obligations owed to the Corporation in the Engagement Letter shall survive and be deemed incorporated by reference herein) and time shall be of the essence hereof.

Section 26.   Further Assurances
Each of the parties hereto shall do or cause to be done all such acts and things and shall execute or cause to be executed all such documents, agreements and other instruments as may reasonably be necessary or desirable for the purpose of carrying out the provisions and intent of this Agreement.
Section 27.  No Fiduciary Duty
The Corporation acknowledges and agrees that: (a) the Agent have not assumed or will assume a fiduciary responsibility in favour of the Corporation with respect to the Offering contemplated hereby or the process leading thereto and none of the Agent has any obligation to the Corporation with respect to the Offering contemplated hereby except the obligations expressly set forth in this Agreement; (b) any Agent and its respective affiliates may be engaged in a broad range of transactions that involve  interests that differ from those of the Corporation; and (c) none of the Agent has provided any legal, accounting, regulatory or tax advice with respect to the Offering contemplated hereby and the Corporation has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.
Section 28.    Effective Date
This Agreement is intended to and shall take effect as of the date first set forth above, notwithstanding its actual date of execution or delivery.
Section 29.   Language
The parties hereby acknowledge that they have expressly required this Agreement and all notices, statements of account and other documents required or permitted to be given or entered into pursuant hereto to be drawn up in the English language only.  Les parties reconnaissent avoir expressment demandées que la présente convention ainsi que tout avis, tout état de compte et tout autre document a être ou pouvant être donné ou conclu en vertu des dispositions des présentes, soient rédigés en langue anglaise seulement.
Section 30.  Counterparts and Electronic or Facsimile Copies
This Agreement may be executed in any number of counterparts and by facsimile or other electronic transmission (in PDF), each of which so executed will constitute an original and all of which taken  together shall form one and the same agreement.

[Balance of Page Intentionally Left Blank]

If this offer accurately reflects the terms of the transaction which we are to enter into and if such terms are agreed to by the Corporation please communicate your acceptance by executing where indicated below and returning one originally executed copy to the Agent.

CANACCORD GENUITY CORP.

Per:           /s/ Graham Saunders
Authorized Signing Officer
The foregoing is hereby accepted and agreed to by the undersigned as of the date first written above.

CLS HOLDINGS USA, INC.

Per:          /s/ Jeffrey I. Binder
Authorized Signing Officer

SCHEDULE “A”
TERMS AND CONDITIONS FOR UNITED STATES OFFERS AND SALES
As used in this Schedule “A” and related exhibits, the following terms shall have the meanings indicated:
“Directed Selling Efforts” means “directed selling efforts” as that term is defined in Rule 902(c) of Regulation S, which, without limiting the foregoing, but for greater clarity in this Schedule, includes, subject to the exclusions from the definition of “directed selling efforts” contained in Regulation S, any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Special Warrants and includes the placement of any advertisement in a publication with a general circulation in the United States that refers to the offering of the Special Warrants;
“Distribution Compliance Period” means the one year period (six months if the Corporation remains a reporting issuer with the SEC) that begins on the later of (i) the date the Special Warrants are first offered to persons other than distributors in reliance on Regulation S; or (ii) the Closing Date; provided that, all offers and sales by a distributor of an unsold allotment or subscription shall be deemed to have been made during the Distribution Compliance Period;
“General Solicitation” and “General Advertising” means “general solicitation” and “general advertising”, respectively, as used under Rule 502(c) of Regulation D, including, without  limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or the internet or broadcast over radio or television or the internet, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising;
“Offshore Transaction” means an “offshore transaction” as that term is defined in Rule 902(h) of Regulation S;
“Regulation S” means Regulation S adopted by the SEC under the U.S.  Securities Act;
“SEC” means the United States Securities and Exchange Commission;
“Securities” means the Special Warrants, the Common Shares and Warrants issuable upon exercise of the Special Warrants and the Warrant Shares issuable upon exercise of the Warrants; and
“U.S.  Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
All other capitalized terms used but not otherwise defined in this Schedule “A” shall have the meanings assigned to them in the Agency Agreement to which this Schedule “A” is attached and of which this Schedule “A” forms a part.

Representations, Warranties and Covenants of the Corporation
The Corporation represents, warrants, acknowledges, covenants and agrees with the Agent that:
1.
The Corporation acknowledges that the Securities have not been registered under the U.S. Securities Act or any state securities laws and may be offered and sold only in transactions exempt from or not subject to the registration requirements of the U.S. Securities Act and applicable state securities laws.  Except with respect to sales of the Special Warrants solicited by the Agent through a U.S. Affiliate and/or Accredited Investors in reliance upon available exemptions from registration under the U.S. Securities Act and applicable state securities laws, neither the Corporation nor any of its affiliates, nor any person acting on any of their behalf (other than the Agent, the U.S.  Affiliates, or any Selling Firm, as to whom the Corporation makes no representation, warranty, acknowledgement, covenant or agreement), has made or will make: (A) any offer to sell, or any solicitation of an offer to buy, any Special Warrants in the United States or to, or for the account or benefit of, U.S. Persons; or (B) any sale of Special Warrants unless, at the time the buy order was or will have been originated, the purchaser is (i) outside the United States and not a U.S. Person, or (ii) the Corporation, its affiliates, and any person acting on any of their behalf (other than the Agent, the U.S.  Affiliates, or any Selling Firm, as to whom the Corporation makes no representation, warranty, acknowledgement, covenant or agreement) reasonably believe that the purchaser is outside the United States and not a U.S. Person.

2.
Neither the Corporation nor any of its affiliates, nor any person acting on any of their behalf (other than the Agent, the U.S. Affiliate, or any Selling Firm, as to whom the Corporation makes no representation, warranty, acknowledgement, covenant or agreement), has engaged or will engage in any Directed Selling Efforts, or has taken or will take any action that would cause the exemption afforded by Section 4(a)(2) of the U.S. Securities Act or the exclusion afforded by Rule 903 of Regulation S, to be unavailable for offers and sales of the Special Warrants.

3.
None of the Corporation, any of its affiliates or any person acting on any of their behalf (other  than the Agent, the U.S. Affiliate, or any Selling Firm, as to whom the Corporation makes no representation, warranty, acknowledgement, covenant or agreement) has offered or will offer to sell, or has solicited or will solicit offers to buy, any of the Special Warrants in the United States or to, or for the account or benefit of, U.S. Persons, by means of any form of General Solicitation or General Advertising or in any manner involving a  public  offering within the meaning of Section 4(a)(2) of the U.S. Securities Act in connection with the offer and sale of the Special Warrants in the United States or to, or for the account or benefit of, U.S. Persons.

4.
Neither the Corporation nor any person acting on behalf of the Corporation has, within six months prior to the commencement of the Offering, sold, offered for sale or solicited any offer to buy any of the Corporation’s securities, and will not do so for a period of six months following the completion of this Offering, in a manner that would be integrated with the offer and sale of the Special Warrants and would cause the exemption from registration under the U.S. Securities Act to become unavailable with respect to the offer and sale of the Special Warrants.

5.
Neither the Corporation nor any of its predecessors or affiliates has been subject to any order, judgment or decree of any court of competent jurisdiction temporarily,  preliminarily  or permanently enjoining such person for failure to comply with Rule 503 of Regulation D.

6.
The Corporation will, within prescribed time periods, prepare and file any forms or  notices required under the U.S. Securities Act or applicable state securities laws in connection with the offering of the Special Warrants in the United States.

7.
To the best of the Corporation’s knowledge after reasonable investigation, none of the Corporation (including its predecessors or affiliated issuers), any director or executive officer, any non-executive officer participating in the Offering, any shareholder holding or controlling 20% or more of the Common Shares, any current promoter of the Corporation or any person (other than the Agent and any person set out in Section 10 of the Agent’s representations, warranties and covenants below, for which no representation or warranty is made) that has been or will be paid (directly or indirectly) for the solicitation of purchasers in the Offering (a “Compensated Solicitor”) and any general partner or managing member of any Compensated Solicitor or any executive officer, non-executive officer participating in the Offering, or director of any Compensated Solicitor or general partner or managing member of such Compensated Solicitor is subject to a Disqualifying Event. For the purposes hereof, “Disqualifying Event” means any conviction, order, judgment, decree, suspension, expulsion, event or other matter set out in Rule 506(d)(1)(i) through (viii) of Regulation D that is currently in effect or which occurred within the periods set out in Rule 506(d)(1)(i) through (viii) and, without limiting the foregoing, includes criminal convictions, court injunctions or restraining orders, final orders of any state or federal regulator, SEC disciplinary orders, SEC cease-and-desist orders, SEC stop orders or orders suspending the Regulation A exemption, suspension or expulsion from membership in, or association with a member of, a self-regulatory organization (such as FINRA) or United States Postal Service false representation orders.

Representations, Warranties and Covenants of the Agent
The Agent represents, warrants and covenants to and with the Corporation that:
1.
It acknowledges that the Securities have not been registered under the U.S. Securities Act or any state securities laws and may be offered and sold only in transactions exempt from or not subject to the registration requirements of the U.S. Securities Act and applicable state securities laws.  It has not offered for sale by the Corporation, and will not offer for sale by the Corporation, any Special Warrants except: (a) Special Warrants in an Offshore Transaction in accordance with Category 3 of Rule 903 of Regulation S; or (b) Special Warrants in the United States or to, or for the account or benefit of, U.S. Persons, that are Accredited Investors, in transactions that are exempt from the registration requirements of the U.S. Securities Act in compliance with available exemptions thereunder and  in compliance with state securities laws, as provided in this Schedule “A” and the Agreement to which it is annexed.  Accordingly, neither the Agent, its U.S. Affiliate nor any of their affiliates nor any persons acting on behalf of any of them, has made or will make (except as permitted hereby) any: (x) offer to sell or any solicitation of an offer to buy, any Special

Warrants in the United States or to, or for the account or benefit of, U.S. Persons; (y) arrangement for any sale of  Special Warrants to any purchaser unless, at the time the buy order was or will have been originated, the purchaser (i) has certified to the Agent that it was outside the United States and not a U.S. Person and not acting for the account or benefit of a U.S. Person, and (ii) has agreed to only resale such securities in accordance with Regulation S under the U.S. Securities Act, in accordance with registration under the U.S. Securities Act or an exemption from such registration requirements, or (z) Directed Selling Efforts.

2.
It agrees that, at or prior to confirmation of the sale of the Special Warrants, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Special Warrants from it during the Distribution Compliance Period a confirmation or notice to substantially the following effect:

“The securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until one year (six months if the issuer is a reporting issuer with the SEC) after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S under the U.S. Securities Act.  Terms used herein have the meanings given to them in Regulation S.”
In addition, prior to the expiration of the Distribution Compliance Period, all subsequent offers and sales of the Special Warrants by such Agent or its affiliates shall be made only in accordance with the provisions of Rule 903 or 904 of Regulation S; pursuant to a registration of the Special Warrants under the U.S. Securities Act; or pursuant to an available exemption from the registration requirements of the U.S. Securities Act as provided below.
3.
Neither the Agent, its U.S. Affiliate nor any of their affiliates either directly or through a person acting on its or their behalf has taken or will take any action that would constitute a violation of Regulation M under the U.S. Exchange Act in connection with the offer and sale of the Special Warrants.

4.
It has not entered and will not enter into any contractual arrangement with respect to the distribution of the Special Warrants, except with its U.S. Affiliate, any Selling Firm or with the prior written consent of the Corporation.  It shall require its U.S. Affiliate and each Selling Firm to agree, for the benefit of the Corporation, to comply with, and shall use its reasonable best efforts to ensure that its U.S. Affiliate and each Selling Firm complies with, the provisions of this Schedule applicable to the Agent as if such provisions applied directly to its U.S. Affiliate and such Selling Firm.

5.
All offers to sell and solicitations of offers to purchase Special Warrants in the United States or to, or for the account or benefit of, U.S. Persons, shall be solicited and arranged by the Agent through its U.S. Affiliate, which on the dates of such offers and subsequent sales by the Corporation was and will be duly registered as a broker-dealer under the U.S. Exchange Act and under all applicable state securities laws (unless exempted therefrom)

and a member of, and in good standing with, the Financial Industry Regulatory Authority, Inc.  in accordance with all applicable United States state and federal securities (including broker-dealer) laws.  The U.S. Affiliate will arrange for all offers of Special Warrants for sale by the Corporation in compliance with all applicable United States federal and state broker-dealer requirements and this Schedule “A” and the Agreement to which it is annexed.

6.
It and its U.S. Affiliate and their respective affiliates, either directly or through a person acting on behalf of any of them, have not solicited and will not solicit offers for, and have not offered to sell and will not offer to sell, any of the Special Warrants in the United States by any form of General Solicitation or General Advertising or in any manner involving a public offering within the meaning of Section 4(a)(2) of the U.S. Securities Act in connection with the offer and sale of the Securities in the United States or to, or for the account or benefit of, U.S. Persons.

7.
Any offer, or solicitation of an offer to buy, Special Warrants that has been made or will be made in the United States or to, or for the account or benefit of, U.S. Persons, was or will be made only to Accredited Investors.

8.
Immediately prior to soliciting any person in the United States or person purchasing for the account or benefit of, a U.S. Person, the Agent, the U.S. Affiliate, their respective affiliates, and any person acting on behalf of any of them, had reasonable grounds to believe and did believe that each such offeree was an Accredited Investor, and at the time of completion of each sale by the Corporation to a person in the United States or a person purchasing for the account or benefit of, a U.S. Person, the Agent, the U.S. Affiliate, their respective affiliates, and any person acting on behalf of any of them will have reasonable grounds to believe and will believe, that each such purchaser is an Accredited Investor.

9.
Each offeree in the United States, that is a U.S. Person or is purchasing for the account or benefit of a U.S. Person has been or will be provided by the Agent through its U.S. Affiliate, with a copy of the Subscription Agreement and each purchaser in the United States, that is a U.S. Person or is purchasing for the account or benefit of a U.S. Person will have received at or prior to the time of purchase of any Special Warrants the Subscription Agreement and the Agent agrees that they have not and will not use any written material other than such documents in connection therewith.

10.
Prior to soliciting such offerees and to the completion of any sale of Special Warrants to persons in the United States, U.S. Persons or persons purchasing for the account or benefit of U.S. Persons, each such purchaser will be informed that the Securities have not been registered under the U.S. Securities Act or any applicable state securities laws and are being offered to such purchaser in reliance on an exemption from the registration requirements of the U.S. Securities Act and in accordance with exemptions from any applicable state securities laws.

11.	Prior to completion of any sale of Special Warrants in the United States or to, or for the account or benefit of, any person in the United States, each such purchaser will have completed a Subscription Agreement including Schedule C thereto and provided the necessary verification letter regarding its status as an Accredited Investor.
12.
It and its U.S. Affiliates acknowledge that until 40 days after the commencement of the Offering, an offer or sale of Special Warrants within the United States by any dealer (whether or not participating in the Offering) may violate the registration requirements of the U.S. Securities Act if such offer or sale is made otherwise than in accordance with an exemption from the registration requirements of the U.S. Securities Act.

13.
At least one Business Day prior to the applicable Closing Date, the transfer agent for the Corporation will be provided with a list of the names and addresses of all purchasers of the Special Warrants in the United States or purchasing for the account or benefit of, a U.S. Person.

14.
At the Closing, each Agent and its U.S. Affiliate that has offered or solicited offers of Special Warrants in the United States or to, or for the account or benefit of, U.S. Persons, will provide a certificate, substantially in the form of Exhibit I, relating to the manner of the offer and sale of the Special Warrants in the United States or to, or for the account or benefit of, U.S. Persons, or will be deemed to represent and warrant that it did not make any offers or solicitations to purchase Special Warrants in the United States or to, or for the account or benefit of, U.S. Persons.

15.
None of the Agent, any general partner or managing member, any director or executive officer of any of the foregoing, any other officer of any of the foregoing participating in the Offering, or any officer or other employee of the foregoing that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in the Offering are subject to any Disqualifying Event and upon request, the Agent will provide the Corporation with evidence reasonably satisfactory to the Corporation that Finder used “reasonable care” in making the determination that it and its respective general partners, managing members, directors, executive officers, and any other officer  participating in the Offering is not subject to any Disqualifying Event.

EXHIBIT I TO SCHEDULE A (TERMS AND CONDITIONS OF U.S.  SALES)
AGENT’S CERTIFICATE
In connection with the offer and sale in the United States or to, or for the account or benefit of, U.S. Persons, of Special Warrants (the “Special Warrants”) of CLS Holdings USA, Inc.  (the “Corporation”)  pursuant to an agency agreement (the “Agency Agreement”) dated June 20, 2018 between the Corporation and the Agent named in the Agency Agreement, the undersigned each hereby certify as follows:
(i)
on the date hereof and on the date of each offer, solicitation of an offer and sale of Special Warrants in the United States or to, or for the account or benefit of, U.S.  Persons, the U.S. Affiliate is and was: (A) a duly registered broker-dealer with the United States Securities and Exchange Commission and under the laws of each state where offers and sales of Special Warrants were made (unless exempted therefrom); and (B) a member of and in good standing with the Financial Industry Regulatory Authority, Inc.;

(ii)
all offers of Special Warrants for sale by the Corporation in the United States or to, or for the account or benefit of, U.S. Persons, have been and will be effected and arranged by the U.S. Affiliate in accordance with all applicable U.S. federal and state laws and regulation (including, without limitation, laws and regulation with respect to the registration and conduct of broker- dealers);

(iii)
immediately prior to offering or soliciting offers for the Special Warrants in the United States or to, or for the account or benefit of U.S. Persons, we had reasonable grounds to believe and did believe that each offeree was either a Qualified Institutional Buyer or an Accredited Investor, and, on the date hereof, we continue to believe that each person purchasing Special Warrants from the Corporation in the United States or to, or for the account or benefit of, U.S. Persons, is either a Qualified Institutional Buyer or an Accredited Investor;

(iv)
no form of “general solicitation” or “general advertising” (as those terms are used in Regulation D under the U.S. Securities Act) was used by us, including, without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or the internet or broadcast over radio or television or the internet, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising or in any manner involving a public offering within the meaning of Section 4(a)(2) of the U.S. Securities Act, in connection with the offer or sale of the Special Warrants in the United States or to, or for the account or benefit of, U.S. Persons; and

(v)	the offers and solicitations of offers of the Special Warrants have been conducted by us in accordance with the terms of the Agency Agreement.
[signature page follows]

Terms used in this certificate have the meanings given to them in the Agency Agreement unless otherwise defined herein.

Dated this           day of                     , 2017.

[INSERT NAME OF AGENT]		[INSERT NAME OF U.S. AFFILIATE]

By:		By:
	Name: Title:		Name: Title: